Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT
(PUGET ENERGY INC.)

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of May 10, 2010 (the “Effective Date”) and is entered into by and among PUGET ENERGY INC., a Washington corporation (successor in interest by merger to PUGET MERGER SUB INC.) (the “Borrower”), each of the Lenders (as defined below) signatory hereto, BARCLAYS BANK PLC, as facility agent (in such capacity, the “Facility Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and is made with reference to that certain CREDIT AGREEMENT, dated as of May 16, 2008 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrower, the lenders from time to time party thereto (each a “Lender” and collectively the “Lenders”), the Facility Agent and the other parties thereto.  Capitalized terms used herein without definition shall have the meanings given such terms in the Credit Agreement after giving effect to this Amendment.

RECITALS:

WHEREAS, the Borrower has requested the changes and modifications to the Credit Agreement as hereinafter set forth.

WHEREAS, the Lenders are, on the terms and conditions stated below, willing to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.  The Credit Agreement is, effective as of the Effective Date, hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by amending the definition of “Collateral Agency Agreement” in its entirety to read as follows:

“‘Collateral Agency Agreement’ means the Amended and Restated Collateral Agency Agreement, dated as of February 6, 2009, as amended and restated as of May 10, 2010, among the Borrower, the Parent, Barclays Bank PLC, in its capacity as Collateral Agent for the Secured Parties and the additional Authorized Representatives from time to time party thereto, as the same may be amended, supplemented or modified from time to time.”.

(b) Section 1.01 of the Credit Agreement is amended by amending the definition of “Pledge Agreement” in its entirety to read as follows:

“‘Pledge Agreement’ means the Amended and Restated Pledge Agreement, dated as of February 6, 2009, as amended and restated as of May 10, 2010, among the Parent and Barclays Bank PLC, in its capacity as Collateral Agent for the Secured Parties, as the same may be amended, supplemented or modified from time to time.”.

(c) Section 1.01 of the Credit Agreement is amended by amending the definition of “Security Agreement” in its entirety to read as follows:

“‘Security Agreement’ means the Amended and Restated Security Agreement, dated as of February 6, 2009, as amended and restated as of May 10, 2010, among the Borrower and Barclays Bank PLC, in its capacity as Collateral Agent for the Secured Parties, as the same may be amended, supplemented or modified from time to time.”.

(d) Section 1.01 of the Credit Agreement is further amended by amending the definition of “Permitted Refinancing Indebtedness” by:

(i) deleting clause (i) of the second proviso contained therein and replacing it in its entirety as follows:

“(i)           The principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness extended, refinanced, renewed, replaced, defeased or refunded (plus (x) all refinancing fees and expenses incurred in connection therewith including, without limitation, underwriting fees, closing fees, agency fees, premiums, make-whole amounts or original issue discount and LIBOR breakage costs due in accordance with Section 2.07 of this Agreement and other reasonable out-of-pocket expenses incurred by the Borrower and (y) an amount equal to any termination payment paid pursuant to an Interest Hedging Agreement which has been terminated by the Borrower in connection with the incurrence of any Permitted Refinancing Indebtedness in order to satisfy its obligations under this Agreement or any other Credit Document (as defined in the Collateral Agency Agreement));”; and

(ii) amending clause (vii) of the definition thereof by (1) adding a new proviso immediately before the first proviso contained therein to read: “; provided, however, that the foregoing requirements shall not apply to pricing terms in respect of any Indebtedness being so refinanced so long as such pricing is consistent with then prevailing market pricing;”, (2) changing the reference to “provided, however,” contained in the fourth line therein to “provided, further,” and (3) deleting the last proviso contained at the end thereof in its entirety.

(e) Section 1.01 of the Credit Agreement is further amended by amending the definition of “Permitted Collateral Liens” in its entirety to read as follows:

“Permitted Collateral Liens” means Liens of the type specified in Section 7.01(e), (m), (n), (p) and (u).”.

(f) (i)           Section 6.11 of the Credit Agreement is hereby amended by adding clause (c) as follows:

“(c)           Without limiting the other provisions of this Section 6.11, the Borrower agrees that (i) the aggregate notional amount of Interest Hedging Agreements, shall not exceed (ii) the amount of the Loans plus any other variable rate Indebtedness then incurred by the Borrower (for purposes of this clause (c), the difference between the amounts in (i) and (ii) shall be referred to as the “Hedge Differential”); provided, that a Hedge Differential may exist for a period of up to 12 months from the date such Hedge Differential first arises so long as such Hedge Differential does not at any time exceed the lesser of (x) $500,000,000 and (y) the remaining Capital Expenditure Commitments.”

            (ii) Schedule 6.11(b) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it as follows:

“(i)  [Intentionally Omitted.]”.

(g) Section 7.01 of the Credit Agreement is hereby amended by adding a new clause (u) thereto to read as follows:

“(u) Liens securing Permitted Refinancing Indebtedness of the Borrower (but not of any other Borrower Group Member); provided that such Liens and any rights in respect thereof are subject to the terms of the Collateral Agency Agreement and all net cash proceeds in respect thereof are applied to prepay the Loans.”.

(h) Section 7.01 of the Credit Agreement is further amended by amending the proviso contained at the end thereof in its entirety to read as follows:

“provided that notwithstanding any of the foregoing to the contrary, other than pursuant to paragraphs (a), (d), (e), (m), (n), (p) and (u) above, the Borrower shall not agree to the imposition of any Lien upon the Collateral.”.

(i)            (i)   Section 7.03(c)(ii) is hereby amended by adding the following at the end of such section after the word “Documents”: “and subject to Section 6.11(c) of this Agreement”;

(ii)  Section 7.03(o) of the Credit Agreement is amended by adding “within ninety (90) days of the repayment of such Indebtedness by PSE for which such Permitted Refinancing Indebtedness is being incurred” immediately after the reference to “Permitted Refinancing Indebtedness” contained in the fourth line therein,

(j) Section 7.05(d) of the Credit Agreement is amended in its entirety to read as follows:

“(d)  During the Lock-Up Period, the Borrower may withdraw or otherwise apply amounts in the Lock-Up Account only for (i) Base Capital Expenditures, (ii) Borrower’s administrative expenses, (iii) Debt Service and (iv) other items consented to by the Majority Lenders; provided, however, the Borrower shall not be permitted to withdraw or otherwise apply amounts from the Lock-Up Account for Base Capital Expenditures if, on the date of such withdrawal or application, there is a positive Distributable Cash Balance;”.

(k) Section 10.01 of the Credit Agreement is hereby amended by (i) adding “and any other Financing Document to which the Facility Agent is a party” immediately after “any provision of this Agreement” contained in the second line therein and (ii) amending clause (d) thereof by adding “‘Required Voting Parties’ (as such term is defined in the Collateral Agency Agreement)” immediately after the reference to “Majority Lenders” contained therein.

SECTION 2. Direction to Execute Amended and Restated Security Documents and Collateral Agency Agreement.

(a)           Collateral Agency Agreement.

(i)           Each of the undersigned Lenders hereby authorize and direct the Facility Agent and the Collateral Agent to execute the amended and restated Collateral Agency Agreement in substantially the form attached hereto as Exhibit A; and

(ii)           Each of the undersigned Interest Rate Hedge Banks hereby authorize and direct the Collateral Agent to execute the amended and restated Collateral Agency Agreement in substantially the form attached hereto as Exhibit A.

(b)           Security Documents.  The undersigned Majority Lenders hereby authorize and direct the Collateral Agent to execute each of the amended and restated Pledge Agreement and Security Agreement in substantially the form annexed hereto as Exhibits B and C, respectively.

SECTION 3. Conditions to Effectiveness.

(a)           The amendments set forth in Section 1 of this Amendment shall become effective on and as of the Effective Date, subject to the satisfaction of the following conditions:

(i)           With respect to the amendments set forth in Section 1(b)-(j), the Facility Agent shall have received (x) a counterpart signature page of this Amendment duly executed by the Majority Lenders and the Borrower and (y) with respect to Section 1(b), a true and correct copy of the (A) amended and restated Pledge Agreement referred to in Section 1(b) above and (B) with respect to Section 1(c), a true and correct copy of the amended and restated Security Agreement referred to Section 1(c) above, in each case, duly executed by each of the parties thereto;

(ii)           With respect to the amendments set forth in Sections 1(a) and (k), the Facility Agent shall have received a counterpart signature page of this Amendment duly executed by the Borrower and each of the Lenders and a true and correct copy of the amended and restated Collateral Agency Agreement referred to in Section 1(a), duly executed by each of the parties thereto;

(iii)           The Borrower shall have paid all the fees and expenses specified in Section 6 below; and

(iv)           No Default or Event of Default shall have occurred or be continuing or shall result from the effectiveness of this Amendment.

(b)           Section 2(a) of this Amendment shall become effective on and as of the Effective Date, subject to the Collateral Agent having received an executed counterpart of (i) this Amendment by each of the Lenders and each of the Interest Rate Hedge Banks and (ii) the amended and restated Collateral Agency Agreement referred to in Section 2(a), duly executed by the Borrower, Puget Equico LLC, the Facility Agent and each Interest Rate Hedge Bank.

(c)           Section 2(b) of this Amendment shall become effective on and as of the Effective Date, subject to the Collateral Agent having received an executed counterpart of this Amendment by the Majority Lenders.

SECTION 4. Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement and each of the other Financing Documents, as amended hereby, have been duly authorized by all necessary corporate or company action.

(b) This Amendment has been duly executed and delivered by the Borrower.  This Amendment, the Credit Agreement and the other Financing Documents, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

(c) Each of the representations and warranties set forth in Article V the Credit Agreement and the other Financing Documents are true and correct in all material respects on and as of the Effective Date (both before and after giving effect thereto), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4(c), the representations and warranties contained in Section 5.07(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

SECTION 5. Reference to and Effect on the Financing Documents.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement, the Collateral Agency Agreement, the Security Agreement, the Pledge Agreement or such other Financing Documents, as the case may be, to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, the Collateral Agency Agreement, the Security Agreement, the Pledge Agreement or such other Financing Documents, as the case may be, and each reference in each of the other Financing Documents to “the Credit Agreement”, “the Collateral Agency Agreement”, “the Security Agreement”, the “Pledge Agreement”, “the Financing Documents”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Collateral Agency Agreement, the Security Agreement, the Pledge Agreement or such other Financing Documents, shall mean and be a reference to the Credit Agreement, the Collateral Agency Agreement, the Security Agreement, the Pledge Agreement or such other Financing Document, as applicable, as amended by this Amendment and this Amendment shall constitute a “Financing Document” for all purposes.  The Credit Agreement, the Collateral Agency Agreement, the Security Agreement, the Pledge Agreement or such other Financing Documents, as the case may be, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Facility Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any other Financing Document.

SECTION 6. Costs and Expenses; Amendment Fees.  (a)  The Borrower hereby agrees to pay on demand all reasonable costs and expenses of the Facility Agent in connection with this Amendment, or any of the transactions contemplated hereby (including, without limitation, the reasonable fees and expenses of counsel for the Facility Agent).

(b) The Borrower hereby agrees to pay to the Lenders, on or prior to the Effective Date, the amendment consent fee specified in the Memorandum to Lenders summarizing the terms of this Amendment, dated March 31, 2010 and posted to Intralinks on March 31, 2010 (as the same may be subsequently amended, modified or supplemented, the “Summary Memorandum”), subject to and in accordance with the terms and conditions set forth in the Summary Memorandum.

SECTION 7. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9. Waiver of Jury Trial.  EACH PARTY SIGNATORY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE FACILITY AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

[Signature Pages Follow.]

PUGET ENERGY, INC.
By:	/s/ Donald E. Gaines
Name: Donald E. Gaines
Title: Vice President Finance & Treasurer

BARCLAYS BANK PLC, as Facility Agent
By:	/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

BARCLAYS BANK PLC, as Lender
By:	/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

LANDMARK IV CDO LTD LANDMARK V CDO LTD LANDMARK VI CDO LTD LANDMARK VII CDO LTD LANDMARK VIII CLO LTD LANDMARK IX CDO LTD GREYROCK CDO LTD By: Aladdin Capital Management LLC, as Manager
By:	/s/ Angela Bozorgmir
Name: Angela Bozorgmir
Title: Director

ACAS CLO 2007-1, LTD., by American Capital Asset Management, LLC as Portfolio Manager as Lender
By:	/s/ Dana Dratch
Name: Dana Dratch
Title: Authorized Signatory

AMMC CLO IV, Limited By: American Money Management Corp., as Collateral Manager
By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO V, Limited By: American Money Management Corp., as Collateral Manager
By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO VI, Limited By: American Money Management Corp., as Collateral Manager
By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC VII, Limited By: American Money Management Corp., as Collateral Manager
By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC VIII, Limited By: American Money Management Corp., as Collateral Manager
By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AVENUE CLO FUND, LTD. AVENUE CLO II, LTD. AVENUE CLO III, LTD., as Lender
By:	/s/ Sriram Balakrishnan
Name: Sriram Balakrishnan
Title: Portfolio Manager

Avenue CLO IV, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Avenue CLO V, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Avenue CLO VI, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

as Lenders

By:	/s/ Kelly T. Byrne
Name: Kelly T. Byrne
Title: Assistant Vice President

The Bank of Nova Scotia, as Lender
By:	/s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

Bayerische Landesbank, New York Branch, as Lender
By:	/s/ Alexander Kohnert
Name: Alexander Kohnert
Title: Senior Vice President

By:	/s/ Nikolai von Mengden
Name: Nikolai von Mengden
Title: Senior Vice President

ESSEX PARK CDO LTD., as Lender By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I as Lender By: GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC
By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

GALE FORCE 2 CLO, LTD., as Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

GALE FORCE 3 CLO, LTD., as Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

HUDSON STRAITS CLO 2004, LTD., as Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

INWOOD PARK CDO LTD., as Lender By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

PROSPECT PARK CDO LTD., as Lender By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Caixa Geral de Depositos, S.A., New York Branch as Lender
By:	/s/ Pedro McCarthy da Cunha
Name: Pedro McCarthy da Cunha
Title: General Manager

By:	/s/ Dale Prusinowski
Name: Dale Prusinowski
Title: Deputy General Manager

CAPITAL PACIFIC BANK as Lender
By:	/s/ Gregory Saliba
Name: Gregory Saliba
Title: Vice President

CATERPILLAR FINANCIAL SERVICES CORPORATION, as Lender
By:	/s/ Michael M. Ward
Name: Michael M. Ward
Title: Credit & Operations Manager – Syndications Caterpillar Financial Services Corporation

Cathay United Bank, as Lender
By:	/s/ Grace Chou
Name: Grace Chou
Title: SVP & General Manager

CoBank, ACB, as Lender
By:	/s/ Dale Keyes
Name: Dale Keyes
Title: Vice President

Commerzbank AG, New York Branch (as successor in interest to Dresdner Bank AG, New York Branch), as Lender
By:	/s/ Kelly Wilson
Name: Kelly Wilson
Title: Vice President

By:	/s/ Barbara Stacks
Name: Barbara Stacks
Title: Assistant Vice President

Flagship CLO III By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) as Sub-Adviser
By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ James Sivigny
Name: James Sivigny
Title: Director

Flagship CLO IV By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) as Collateral Manager
By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ James Sivigny
Name: James Sivigny
Title: Director

Flagship CLO V By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) as Collateral Manager
By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ James Sivigny
Name: James Sivigny
Title: Director

Flagship CLO VI By: Deutsche Investment Management Americas, Inc. as Collateral Manager
By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By:	/s/ James Sivigny
Name: James Sivigny
Title: Director

DORAL MONEY, INC. as Lender
By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Managing Director

Export Development Canada, as Lender
By:	/s/ Kevin Skilliter
Name: Kevin Skilliter
Title: Sr Asset Manager

By:	/s/ Yves L’Heureux
Name: Yves L’Heureux
Title: Loan Portfolio Manager

Fifth Third Bank as Lender
By:	/s/ Janice Baughman
Name: Janice Baughman
Title: Vice President

Greywolf CLO I, Ltd By: Greywolf Capital Management LP, its Investment Manager, as Lender
By:	/s/ William Troy
Name: William Troy
Title: Authorized Signatory

GULF STREAM-COMPASS CLO 2005-I, LTD By: Gulf Stream Asset Management LLC as Collateral Manager
By:	/s/ Stephen M. Riddell
Name: Stephen M. Riddell
Title: Portfolio Manager

GULF STREAM-COMPASS CLO 2005-II, LTD By: Gulf Stream Asset Management LLC as Collateral Manager
By:	/s/ Stephen M. Riddell
Name: Stephen M. Riddell
Title: Portfolio Manager

GULF STREAM-SEXTANT CLO 2006-I, LTD By: Gulf Stream Asset Management LLC as Collateral Manager
By:	/s/ Stephen M. Riddell
Name: Stephen M. Riddell
Title: Portfolio Manager

GULF STREAM-RASHINBAN CLO 2006-I, LTD By: Gulf Stream Asset Management LLC as Collateral Manager
By:	/s/ Stephen M. Riddell
Name: Stephen M. Riddell
Title: Portfolio Manager

GULF STREAM-SEXTANT CLO 2007-I, LTD By: Gulf Stream AssetMmanagement LLC as Collateral Manager
By:	/s/ Stephen M. Riddell
Name: Stephen M. Riddell
Title: Portfolio Manager

GULF STREAM-COMPASS CLO 2007, LTD By: Gulf Stream Asset Management LLC as Collateral Manager
By:	/s/ Stephen M. Riddell
Name: Stephen M. Riddell
Title: Portfolio Manager

Commonwealth of PA-Treasury as Lender
By:	/s/ John H. Donaldson
Name: John H. Donaldson
Title: VP and Director of Fixed Income

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Helen D. Davis
Name: Helen D. Davis
Title: Vice President

KINGSLAND I, LTD., as a Lender By: Kingsland Capital Management, LLC as Manager
By:	/s/ Vincent Siino
Name: Vincent Siino
Title: Authorized Officer

KINGSLAND II, LTD., as a Lender By: Kingsland Capital Management, LLC as Manager
By:	/s/ Vincent Siino
Name: Vincent Siino
Title: Authorized Officer

KINGSLAND III, LTD., as a Lender By: Kingsland Capital Management, LLC as Manager
By:	/s/ Vincent Siino
Name: Vincent Siino
Title: Authorized Officer

KINGSLAND IV, LTD., as a Lender By: Kingsland Capital Management, LLC as Manager
By:	/s/ Vincent Siino
Name: Vincent Siino
Title: Authorized Officer

KINGSLAND V, LTD., as a Lender By: Kingsland Capital Management, LLC as Manager
By:	/s/ Vincent Siino
Name: Vincent Siino
Title: Authorized Officer

Macquarie Bank Limited, as Lender
By:	/s/ Phil Castro
Name: Phil Castro
Title: Division Director

By:	/s/ Andrew Dainton
Name: Andrew Dainton
Title: Associate Director

Mega International Commercial Bank Co., Ltd. Chicago Branch as Lender
By:	/s/ Liu, Ming Yung
Name: Liu, Ming Yung
Title: SVP & General Manager

MIZUHO CORPORATE BANK, LTD. as Lender
By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

OCTAGON INVESTMENT PARTNERS V, LTD.
By: Octagon Credit Investors, LLC
as Portfolio Manager

OCTAGON INVESTMENT PARTNERS VII, LTD.
By: Octagon Credit Investors, LLC
as collateral manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By: Octagon Credit Investors, LLC
as collateral manager

OCTAGON INVESTMENT PARTNERS IX, LTD.
By: Octagon Credit Investors, LLC
as Manager

OCTAGON INVESTMENT PARTNERS X, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS XI, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

HAMLET II, LTD.
By: Octagon Credit Investors, LLC
as Portfolio Manager

US BANK N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)
By: Octagon Credit Investors, LLC
as Portfolio Manager

OCI EURO FUND I B.V.
By: Octagon Credit Investors (U.K.), Ltd.
as investment manager

as Lender

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Senior Director

Banc Investment Group, as Agent for Pacific Coast Bankers Bank, as Lender
By:	/s/ Allen Sztukowski
Name: Allen Sztukowski
Title: Chief Compliance Officer

Dryden VIII – Leveraged Loan CDO 2005, as Lender
By:	/s/ Stephen J. Collins
Name: Stephen J. Collins
Title: Prudential Investment Management, Inc., as Collateral Manager

Dryden XI – Leveraged Loan CDO 2006, as Lender
By:	/s/ Stephen J. Collins
Name: Stephen J. Collins
Title: Prudential Investment Management, Inc., as Collateral Manager

Dryden XVI – Leveraged Loan CDO 2006, as Lender
By:	/s/ Stephen J. Collins
Name: Stephen J. Collins
Title: Prudential Investment Management, Inc., as Collateral Manager

Dryden XVIII – Leveraged Loan 2007 Ltd, as Lender
By:	/s/ Stephen J. Collins
Name: Stephen J. Collins
Title: Prudential Investment Management, Inc., as Collateral Manager

PT. Bank Negara Indonesia (Persero) Tbk. New York Agency, as Lender
By:	/s/ Jerry Phillips
Name: Jerry Phillips
Title: Credit Manager

Regal Financial Bank, as Lender
By:	/s/ Charles Foisie
Name: Charles Foisie
Title: EVP & Chief Credit Officer

The Royal Bank of Scotland plc, as Lender
By:	/s/ Belinda Tucker
Name: Belinda Tucker
Title: Sr. Vice President

SIEMENS FINANCIAL SERVICES, INC., as Lender
By:	/s/ David Kantes
Name: David Kantes
Title: Senior Vice President and Chief Risk Officer

By:	/s/ Matthias Grossmann
Name: Matthias Grossmann
Title: Sr. VP & CFO

State Bank of India., as Lender
By:	/s/ Ashok Gulla
Name: Mr. Ashok Gulla
Title: Vice President & Head (Credit)

Cornerstone CLO Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as Lender
By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Granite Ventures II Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as Lender
By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Granite Ventures III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as Lender
By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Rampart CLO 2006-1 Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as Lender
By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Stone Tower CLO III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as Lender
By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Stone Tower CLO IV Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as Lender
By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Stone Tower CLO V Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as Lender
By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Stone Tower CLO VI Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as Lender
By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Stone Tower CLO VII Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager as Lender
By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Taiwan Cooperative Bank, Seattle Branch as Lender
By:	/s/ Eric Tai
Name: Eric Tai
Title: VP & General Manager

TRIMARAN CLO IV Ltd By: Trimaran Advisors, L.L.C., as Lender
By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

TRIMARAN CLO V Ltd By: Trimaran Advisors, L.L.C., as Lender
By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

TRIMARAN CLO VI Ltd By: Trimaran Advisors, L.L.C., as Lender
By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

TRIMARAN CLO VII Ltd By: Trimaran Advisors, L.L.C., as Lender
By:	/s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

Union Bank, N.A., as Lender
By:	/s/ Efrain Soto
Name: Efrain Soto
Title: Vice President

Wells Fargo Bank, N.A. as Lender
By:	/s/ Yann Blindert
Name: Yann Blindert
Title: Vice President

Westpac Banking Corporation as Lender
By:	/s/ Hendrick Jensen
Name: Hendrick Jensen
Title: Director, Corporate & Institutional Banking Americas

Barclays Bank PLC, as Interest Rate Hedge Bank
By:	/s/ Kevin Crealese
Name: Kevin Crealese
Title: Director

COMMERZBANK AG (successor in interest to DRESDNER BANK AG), as Interest Rate Hedge Bank
By:	/s/ Mark Schindler
Name: Mark Schindler
Title: Director

By:	/s/ Brian Smith
Name: Brian Smith
Title: Managing Director

Macquarie Bank Limited, as Interest Rate Hedge Bank
By:	/s/ Amber Riley
Name: Amber Riley
Title: Associate Director Legal Risk Management Fixed Income, Currencies and Commodities

By:	/s/ Russell Gripper
Name: Russell Gripper
Title: Division Director

EXHIBIT A

Form of Amended and Restated Collateral Agency Agreement

EXECUTION COPY

AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT

Dated as of February 6, 2009

as amended and restated as of May 10, 2010

among

PUGET ENERGY INC.,

as the Borrower

PUGET EQUICO LLC,

as the Parent

BARCLAYS BANK PLC,

as the Collateral Agent,

BARCLAYS BANK PLC,

as the Facility Agent

and

AUTHORIZED REPRESENTATIVES
from time to time party hereto

TABLE OF CONTENTS

Page

Article 1.	Definitions and Interpretation

Section 1.01.	Principles of Interpretation

Section 1.02.	Definitions

Article 2.	Appointment and Duties of Collateral Agent; Secured Parties' Agreements; Collateral Matters

Section 2.01.	Appointment and Duties of Collateral Agent

Section 2.02.	Secured Parties' Agreements; No Interference; Payment Over

Section 2.03.	Possessory Collateral Agent as Gratuitous Bailee for Perfection

Section 2.04.	Collateral Matters; Actions with Respect to Collateral; Prohibition on Contesting Liens

Section 2.05.	Absolute Rights of Secured Parties and Authorized Representatives

Section 2.06.	Refinancings of Credit Agreement and Additional Credit Documents

Section 2.07.	Release of Liens on Collateral

Article 3.	Decision Making; Voting; Notice and Procedures

Section 3.01.	Decision Making

Section 3.02.	Voting Generally

Section 3.03.	Intercreditor Votes: Each Party's Entitlement to Vote

Section 3.04.	Intercreditor Votes: Votes Allocated to Each Party

Section 3.05.	[Reserved]

Section 3.06.	Exercise of Discretion With Respect to Intercreditor Aspects of the Credit Documents

Section 3.07.	Certain Modifications by the Secured Parties

Section 3.08.	Effect of Amendment on Collateral Agent

Section 3.09.	Notification of Matters

Section 3.10.	Notice of Amounts Owed

Article 4.	Default; Remedies

Section 4.01.	Notice of Defaults

Section 4.02.	Acceleration; Termination

Section 4.03.	Instructions Upon Event of Default

Section 4.04.	Remedies

Section 4.05.	Distribution of Collateral Proceeds

Section 4.06.	Sharing

Section 4.07.	Insolvency or Liquidation Proceedings

Article 5.	Rights of Collateral Agent

Section 5.01.

Article 6.	Resignation or Removal of the Collateral Agent

Article 7.	No Impairments of Other Rights

Article 8.	Termination

Article 9.	Miscellaneous

Section 9.01.	Waiver

Section 9.02.	Notices

Section 9.03.	Amendments, Etc.

Section 9.04.	Successors and Assigns

Section 9.05.	Survival

Section 9.06.	Severability

Section 9.07.	Counterparts

Section 9.08.	GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

Section 9.09.	Joinder

Section 9.10.	Specific Performance

Section 9.11.	Agreement for Benefit of Parties Hereto

Section 9.12.	Integration

APPENDIX A                                           Form of Joinder Agreement

AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT

This AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (this “Agreement”), dated as of February 6, 2009, as amended and restated as of May 10, 2010, among PUGET ENERGY INC., a Washington corporation (the “Company”) (successor in interest by merger to Puget Merger Sub Inc. (“Merger Sub”), PUGET EQUICO LLC, a Washington limited liability company (the “Parent”), BARCLAYS BANK PLC, as facility agent under the Credit Agreement (as defined below) (in such capacity, together with any successor facility agent appointed pursuant to the Credit Agreement, the “Facility Agent”), BARCLAYS BANK PLC as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”), each Interest Rate Hedge Bank and each additional Authorized Representative from time to time party hereto for the Additional Secured Parties with respect to which it is acting in such capacity.  Certain capitalized terms used herein are defined in Article 1 of this Agreement.

W I T N E S S E T H :

WHEREAS, the Merger Sub entered into a Credit Agreement dated as of February 6, 2009 (said Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the Facility Agent, the Lenders and the other parties thereto;

WHEREAS, the Company, upon the consummation of the Merger, assumed, pursuant to the Assumption Agreement, all of the obligations of the Merger Sub under the Credit Agreement, this Agreement and all of the other Financing Documents to which the Merger Sub was a party; the Merger Sub (prior to the Effective Time) and the Company (upon and after the Effective Time) are referred to herein as the “Borrower”;

WHEREAS, each of the Interest Rate Hedge Banks has entered into or shall enter into after the date hereof an Interest Hedging Agreement with the Borrower pursuant to which the Interest Rate Hedge Banks will provide certain protection against movements in interest rates on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower may from time to time issue or enter into one or more notes, indentures, promissory notes, credit agreements or such other credit documents, the obligations under which may be secured by a first priority lien on the Collateral to the extent permitted under the Credit Documents; and

WHEREAS, the Facility Agent, as Authorized Representative for the Lenders under the Credit Agreement, the Interest Rate Hedge Banks and the other Authorized Representatives for the Additional Secured Parties wish to appoint the Collateral Agent to act on their behalf in accordance with the provisions of the Security Documents and the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

Article 1. Definitions and Interpretation

.
Section 1.01.  Principles of Interpretation.  With reference to this Agreement, unless otherwise specified herein or in such other Security Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used herein shall refer to this Agreement as a whole and not to any particular provision thereof.

(i) Article, Section, Exhibit and Schedule references are to this Agreement unless specified to the contrary.

(ii) The term “including” is by way of example and not limitation.

(iii) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(d) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 1.02.  Definitions.  In addition, the following terms shall have the following meanings under this Agreement:

“Additional Credit Documents” shall mean any indenture, note, promissory note, instrument or other agreement entered into by the Borrower after the date of this Agreement, if any, pursuant to which the Borrower will incur Additional Secured Obligations from time to time, to the extent permitted under the Credit Documents, and which have been designated as Additional Credit Documents in accordance with Section 9.09(b) of this Agreement.

“Additional Secured Obligations” shall mean any indebtedness and obligations of the Borrower arising under any Additional Credit Document that the Borrower designates as Additional Secured Obligations in accordance with Section 9.09(b) of this Agreement, in each case to the extent permitted (if addressed therein, or, otherwise, not prohibited) under the Credit Agreement and the other Credit Documents as of the date of such designation; provided that the holder of such indebtedness or other obligations (or the agent, trustee or representative acting on behalf of the holder of such indebtedness or other obligation) shall either be a party hereto or shall have executed and delivered to the Collateral Agent a Joinder Agreement pursuant to which such holder (or such agent, trustee or representative acting on behalf of such holder) has become a party to this Agreement and has agreed to be bound by the obligations of a “Secured Party” under the terms of this Agreement.  Subject to meeting the requirements of the preceding sentence, Additional Secured Obligations shall include (a) advances to, and debts, liabilities, obligations, covenants and duties of the Borrower arising under any Additional Credit Documents, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower, of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (b) the obligation to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by the Borrower under any Additional Credit Document and (c) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that any Additional Secured Party, in its sole discretion, may elect to pay or advance on behalf of the Borrower.

“Additional Secured Parties” means any holders of any Additional Secured Obligations and any Authorized Representative with respect thereto.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” shall mean the Collateral Agent, each Authorized Representative and each of their respective successors and assigns.

“Agent-Related Persons” shall mean the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Attorney Costs” shall mean and include, as the context requires, all reasonable and documented fees, expenses and disbursements of any external legal counsel.

“Authorized Representative” shall mean (a) in the case of any Credit Agreement Obligations or the Lenders under the Credit Agreement, the Facility Agent, (b) in the case of any Secured Hedge Obligations and the Interest Rate Hedge Banks, such Interest Rate Hedge Bank or any Person appointed by such Interest Rate Hedge Bank to act as its agent or representative and (c) in the case of any Series of Additional Secured Obligations or Additional Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Borrower Group” shall mean the Borrower and the Operating Companies and “Borrower Group Member” means any of the Borrower or any Operating Company.

“Borrower Side Person” has the meaning specified in Section 9.03(b).

“Business Day” shall mean any day which is neither a Saturday or Sunday nor a legal holiday on which any financial institution or banks are authorized or required to be closed in New York, New York or Bellevue, Washington.

“Cash Management Obligations” means obligations owed by any Borrower Group Member to any Lender or any Affiliate of a Lender in respect of any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds.

“Collateral” shall mean all the “Collateral”, as defined in each of the Security Documents.

“Commitments” shall have the meaning specified in the Credit Agreement.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controls”, “Controlling” and “Controlled” have meanings correlative thereto.

“Controlling Authorized Representative” shall mean (a) until the earlier to occur of (i) the Discharge of Credit Agreement Obligations and (ii) the occurrence of the Majority Non-Controlling Voting Party Enforcement Date (if any), the Facility Agent and (b) from and after the earlier to occur of (i) Discharge of Credit Agreement Obligations and (ii) the occurrence of the Majority Non-Controlling Voting Party Enforcement Date, the Authorized Representative for the Majority Non-Controlling Voting Parties at such time.

“Credit Agreement” has the meaning specified in the first recital hereto.

“Credit Agreement Obligations” shall mean all (a) advances to, and debts, liabilities, obligations, covenants and duties of the Borrower arising under any Financing Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower, of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, and (b) Cash Management Obligations.  Without limiting the generality of the foregoing, Credit Agreement Obligations include (x) the obligation to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by the Borrower under any Financing Document and (y) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of the Borrower.

“Credit Document” shall mean, collectively (without duplication), each Financing Document and any Additional Credit Document providing for or evidencing any Additional Secured Obligations.

“Creditor Side Person” has the meaning specified in Section 9.03(b).

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” shall mean any event or condition that constitutes an Event of Default under the Credit Agreement or any Additional Credit Document or that, with the giving of any notice, the passage of time, or both, would be an Event of Default under the Credit Agreement or any Additional Credit Document.

“Discharge of Credit Agreement Obligations” shall mean, except as expressly set forth in Section 2.06(a) and Section 4.07(c), the payment in full in cash of all outstanding principal amount of Loans under the Credit Agreement, all interest due (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and any Post-Petition Interest) on all “Obligations” outstanding under the Credit Agreement and all fees payable or otherwise accrued under the Financing Documents (other than any contingent indemnity obligations that expressly survive the termination of the Financing Documents).

“Discharge of Secured Obligations” shall mean, except as expressly set forth in Section 2.06 and Section 4.07(c), the payment in full in cash of all (a) outstanding Secured Obligations under any Credit Document, (b) interest (including, without limitation, interest accruing at the then applicable rate provided in the applicable Credit Document after the maturity of the Loans or other indebtedness or other relevant Secured Obligations and Post-Petition Interest) on all Secured Obligations outstanding under any Credit Document, and all fees and other Secured Obligations outstanding under each Credit Document (other than any contingent indemnity obligations that expressly survive the termination of the Credit Documents).

“Early Termination Date” shall have the respective meaning assigned thereto under each Interest Hedging Agreement.

“Environmental Law” shall mean any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, initiatives, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution, the protection of the environment, natural resources, or, to the extent relating to exposure to Hazardous Materials, human health or safety or to the release of any Hazardous Materials into the environment, including air emissions and discharges to waste or public systems.

“Environmental Liability” shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries resulting from (a) the actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release, or presence of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” shall mean, with respect to any Person, all of the shares, membership interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“Event of Default” shall mean (a) an “Event of Default” under and as defined in the Credit Agreement or any Additional Credit Document or (b) any event leading to an “Early Termination Date” or an “Early Termination Event” under any Interest Rate Hedging Agreement with respect to which the Borrower or any Loan Party is the defaulting party or affected party, as the case may be.

“Financial Closing Date” shall mean February 6, 2009.

“Financing Documents” shall have the meaning specified in the Credit Agreement.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, toxic mold, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other such substances or wastes defined in or otherwise regulated as “hazardous” or “toxic” wastes or substances under applicable Environmental Law.

“Hedge Default” shall mean the occurrence of any event specified in an Interest Hedging Agreement that entitles the Interest Rate Hedge Bank party thereto to cause the early termination thereof in accordance with the terms thereof.

“Hedge Termination Certificate” shall mean a certificate of any Interest Rate Hedge Bank stating that an Early Termination Date has occurred or has been designated under an Interest Hedging Agreement to which it is a party and setting forth the resulting Settlement Amount.

“Immaterial Subsidiary” has the meaning specified in the Credit Agreement.

“Indemnified Liabilities” means all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any Indemnified Party in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Credit Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or (b) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for or defense of any pending or threatened claim, investigation, litigation or proceeding).

“Indemnified Party” means, collectively, the Collateral Agent, its Affiliates and the directors, officers, employees, agents, representatives, trustees and attorneys-in-fact of such Persons and Affiliates.

“Indemnified Secured Parties” has the meaning specified in Section 5.01(f).

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under Debtor Relief Laws with respect to any Loan Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Loan Party or with respect to a material portion of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Loan Party.

“Intercreditor Vote” shall mean a vote conducted in accordance with the procedures set forth in Article 3 hereof among the Voting Parties for the Series entitled to vote with respect to the particular decision at issue.

“Interest Hedging Agreements” means any rate swap, cap or collar agreement or similar arrangement between the Borrower and one or more interest rate hedge providers designed to protect such Person against fluctuations in interest rates.  For purposes of this Agreement, the indebtedness at any time of the Borrower under an Interest Hedging Agreement shall be determined at such time in accordance with the methodology set forth in such Interest Hedging Agreement.

“Interest Rate Hedge Bank” shall mean (a) any Person that is a Lender or an Affiliate of a Lender at the time it enters into an Interest Hedging Agreement or (b) Macquarie Bank Limited to the extent it enters into an Interest Hedging Agreement, in each case, in its capacity as a party to such Interest Hedging Agreement and only for so long as any obligations of the Borrower remain outstanding under the Interest Hedging Agreement to which such Interest Rate Hedge Bank is a party; provided that such Interest Rate Hedge Bank executes a Joinder Agreement pursuant to Section 3.03(b); and provided, further, that no Affiliate of the Borrower other than Macquarie Bank Limited and its successors shall become an Interest Rate Hedge Bank.

“Joinder Agreement” shall mean a Joinder Agreement executed by the Collateral Agent and each Authorized Representative for the Secured Obligations subject thereto in accordance with Section 3.03(b) or Section 9.09(b), in form and substance substantially in the form set forth as Appendix A hereto.

“Law” shall mean, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” shall mean a “Lender” as defined in the Credit Agreement.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement, of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property having substantially the same economic effect as any of the foregoing).

“Loans” shall mean “Loans” as defined in the Credit Agreement.

“Loan Party” shall mean each of the Borrower and the Parent.

“Lock-Up Account” has the meaning specified in the Security Agreement.

“Macquarie” means The Macquarie Capital Group, which includes Macquarie Capital Group Limited, its direct or indirect subsidiaries, and the funds (or similar vehicles) they manage.

“Macquarie Affiliates” means Macquarie Finance Americas Inc. and Affiliates of Macquarie that are offshore banking units.

“Majority Non-Controlling Voting Parties” shall mean, at any time, the Secured Parties owed or holding Secured Obligations that constitute the largest total outstanding amount of any then outstanding Series of Secured Obligations.

“Majority Non-Controlling Voting Party Enforcement Date” shall mean with respect to any Series of Secured Obligations, the date which is 90 days (throughout which 90 day period such Series of Secured Obligations was the Series constituting the Majority Non-Controlling Voting Parties) after the occurrence of both (i) an Event of Default (under and as defined in the Credit Document applicable to such Majority Non-Controlling Voting Parties) and (ii) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from the Authorized Representative for the Majority Non-Controlling Voting Parties certifying that (x) the holders of such Series of Secured Obligations are the Majority Non-Controlling Voting Parties and that an Event of Default (under and as defined in the Credit Document applicable to such Majority Non-Controlling Voting Parties) has occurred and is continuing and (y) the Secured Obligations of such Series are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Credit Document governing the Series for such Majority Non-Controlling Voting Parties; provided that the 90-day period referenced above in this definition shall be stayed and the Majority Non-Controlling Voting Party Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Collateral (1) at any time the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Collateral or (2) at any time any Loan Party or any grantor which has granted a security interest in such Collateral is then a debtor under or with respect to any Insolvency or Liquidation Proceeding.

“Member” shall mean any Person owning of record or beneficially any of the issued and outstanding Equity Interests in the Parent, the Borrower or Puget Holdings LLC.

“New Collateral Agent” has the meaning specified in Section 2.06(a).

“New Facility Agent” has the meaning specified in Section 2.06(a).

“Non-Voting Lender” has the meaning specified in Section 3.03(c).

“Notice of Default’ has the meaning specified in Section 4.01(a).

“Operating Company” means Puget Sound Energy, Inc., a Washington Corporation, and each other Subsidiary of the Borrower other than any Immaterial Subsidiary and, for the avoidance of doubt, the term Operating Company shall include Puget Western, Inc.

“Parent” has the meaning specified in the introductory paragraph of this Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Possessory Collateral” shall mean any Collateral in the possession of the Collateral Agent or any Authorized Representative (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction.  Possessory Collateral includes, without limitation, any Certificated Securities, Instruments, and Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent or any Authorized Representative (or its agent or bailees) under the terms of the Security Documents.  All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York Uniform Commercial Code.

“Post-Petition Interest” shall mean any interest or entitlement of fees or expenses or other charges that accrues after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in any such Insolvency or Liquidation Proceeding.

“Refinance” shall mean, in respect of any indebtedness, (a) such indebtedness (in whole or in part) as extended, renewed, defeased, refinanced, replaced, refunded, repaid, restated, supplemented, restructured, renewed, increased or otherwise amended or modified and (b) any other indebtedness issued in exchange or replacement for or to refinance such indebtedness, in whole or in part, whether with the same or different lenders, arrangers and/or agents and whether with a larger or smaller aggregate principal amount and whether for a longer or shorter maturity, in each case to the extent permitted (if addressed therein or otherwise not prohibited) under the terms of the Credit Agreement or any other applicable Credit Document.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Remedies Event of Default” shall mean (a) the occurrence of an Event of Default under the Credit Agreement or any Additional Credit Document or (b) the occurrence of a Hedge Default; provided that so long as Secured Obligations (other than in respect of Interest Hedging Agreements with Interest Rate Hedge Banks) are outstanding, a Hedge Default shall not constitute a Remedies Event of Default unless an Event of Default described under the foregoing clause (a) has occurred and is continuing at the time of such Hedge Default.

“Remedies Instruction” shall mean a written instruction to the Collateral Agent from or on behalf of the Required Voting Parties (i) certifying that (x) a Remedies Event of Default has occurred and is continuing under the applicable Credit Document and (y) an Intercreditor Vote has been conducted in accordance with the requirements of this Agreement with respect to such Remedies Event of Default, (ii) describing with reasonable specificity which particular remedies available to the Secured Parties are to be pursued and which particular action are to be taken by the Collateral Agent in response to such Remedies Event of Default, and (iii) containing such other information as is permitted under this Agreement.

“Replacement Credit Agreement” has the meaning specified in Section 2.06(a).

“Required Voting Parties” shall mean, with respect to any proposed decision or action hereunder, the Secured Parties owed or holding more than 50% of the Total Outstandings at such time under (i) until the earlier to occur of (x) the Discharge of Credit Agreement Obligations and (y) the occurrence of the Majority Non-Controlling Voting Party Enforcement Date (if any), the Credit Agreement and (ii) from and after the earlier to occur of the (x) Discharge of Credit Agreement Obligations and (y) the occurrence of the Majority Non-Controlling Voting Party Enforcement Date, the applicable Credit Document governing the Series of Secured Obligations of the Majority Non-Controlling Voting Parties at such time.

“Secured Hedge Obligations” shall mean all amounts payable to any Interest Rate Hedge Bank under any Interest Hedging Agreement.

“Secured Obligations” shall mean, (a) all Credit Agreement Obligations, (b) all Secured Hedge Obligations, and (c) any Additional Secured Obligations, in each case, whether fixed or contingent, matured or unmatured, whether or not allowed or allowable in an Insolvency and Liquidation Proceeding.

“Secured Parties” shall mean, collectively, the Agents, the Lenders, the Interest Rate Hedge Banks, any Additional Secured Parties and each co-agent or sub-agent appointed by any Agent or from time to time pursuant to any Credit Document or this Agreement.

“Security Interest” has the meaning specified in Section 2.02(a).

“Series” shall mean each of (i) the Credit Agreement Obligations, (ii) any Additional Obligations incurred pursuant to any Additional Credit Document which, pursuant to any Joinder Agreement, are represented hereunder by a common Authorized Representative (in its capacity as such for such Secured Obligations) and (iii) the Secured Hedge Obligations.

“Security Documents” shall mean, collectively, the Security Agreement, the Pledge Agreement and any other security agreements, pledge agreements or other similar agreements delivered to the Agents, the Lenders, the Interest Rate Hedge Banks and the Additional Secured Parties, and any other agreements, instruments or documents that create or purport to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

“Settlement Amount” shall mean, as at any date of determination thereof, the amount calculated to be due in respect of any Early Termination Date under any Interest Hedging Agreement in accordance with the terms thereof.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned or controlled by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Total Outstandings” shall mean, with respect to any Credit Document (other than any Interest Rate Hedging Agreement), at any time, an amount equal to the sum of, without duplication, the aggregate unpaid principal amount of Loans or other indebtedness outstanding under such Credit Document at such time after giving effect to any borrowings, advances and prepayments or repayments of any Loans or indebtedness under the Credit Agreement or such other Credit Document, as the case may be, on such date, plus the amount of any unfunded Commitments under the Credit Agreement or such other Credit Document, as the case may be, on such date.

“Unanimous Voting Parties” shall mean, with respect to any Intercreditor Vote, each of the Facility Agent, each of the Authorized Representatives appointed under each Additional Credit Document and each Interest Rate Hedge Bank, in each case casting votes representing 100% of the Voting Party Percentage applicable to each such Series of Secured Obligations.

“Voting Parties” means the Lenders, any Additional Secured Party and, subject to Section 3.03(b), each Interest Rate Hedge Bank.

“Voting Party Percentage” shall mean, in connection with any proposed decision or action hereunder, the actual percentage, as determined pursuant to Section 3.04, of allotted votes cast in favor of such decision or action by the Secured Parties entitled to vote with respect to such decision or action.

“Wall” has the meaning specified in Section 9.03(b).

Article 2. Appointment and Duties of Collateral Agent; Secured Parties' Agreements; Collateral Matters.

Section 2.01. Appointment and Duties of Collateral Agent.

(a) Each of the Secured Parties hereby designates and appoints Barclays Bank PLC to act as the Collateral Agent under the Security Documents, and authorizes the Collateral Agent to execute each of the Security Documents on its behalf and take such actions on its behalf under the provisions of the Security Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Security Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary in any Security Document, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the Security Documents, and no implied covenants, functions or responsibilities, fiduciary or otherwise, shall be read into any of the Security Documents or otherwise exist against the Collateral Agent.  Without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Credit Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) The Collateral Agent shall give notice to the Secured Parties of any action to be taken by it under any Security Document, and such notice shall be given prior to the taking of such action unless the Collateral Agent determines that to do so would be detrimental to the interests of the Secured Parties, in which event such notice shall be given promptly after the taking of such action.

(c) Notwithstanding any provision to the contrary in any Security Document, the Collateral Agent shall not be required to exercise any discretionary rights or remedies under any of the Security Documents or give any consent under any of the Security Documents or enter into any agreement amending, modifying, supplementing or waiving any provision of any Security Document  (other than this Agreement) unless it shall have been directed to do so by the Controlling Authorized Representative or the Required Voting Parties.

Section 2.02. Secured Parties' Agreements; No Interference; Payment Over.

(a) Except as set forth in clause (b) below and in Sections 2.05(b) and 4.05(c) hereof, each Secured Party agrees that, as among the Secured Parties, the security interest in any Collateral granted under any Security Document (the “Security Interest”) to the Collateral Agent for the benefit of such Secured Party ranks and will rank equally in priority with the Security Interest of each other Secured Party in the same Collateral.

(b) Notwithstanding anything to the contrary set forth in any Credit Document, any proceeds of Collateral or amounts required to be deposited in the Lock-Up Account pursuant to Section 6.12 of the Credit Agreement and Section 4.02 of the Security Agreement received by any Secured Party (other than from the Collateral Agent pursuant hereto) shall be transferred by such Secured Party to the Collateral Agent solely for application towards payment of Credit Agreement Obligations owing to the Lenders in accordance with the terms of the Financing Documents.

(c) Each Secured Party agrees that the Collateral Agent may refrain from acting or continuing to act in accordance with any instructions of the Required Voting Parties to begin any legal action or proceeding arising out of or in connection with any Credit Document until it shall have received such indemnity or security from the Secured Parties as it may reasonably require (whether by payment in advance or otherwise) for all costs, claims, losses, expenses (including reasonable legal fees and expenses) and liabilities which it will or may expend or incur in complying or continuing to comply with such instructions; provided, that nothing in this subclause (c) shall be deemed to obligate any Secured Party to provide any such indemnity or security.

(d) Each Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any Secured Obligations of any Series or any Credit Document or the validity, attachment, perfection or priority of any Lien under any Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by the Collateral Agent, (iii) except as provided in Section 2.04(e), it shall have no right to direct the Collateral Agent or any other Secured Party to exercise any right, remedy or power with respect to any Collateral unless such Secured Party is the Controlling Authorized Representative, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Collateral Agent or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Collateral, and none of the Collateral Agent, any Controlling Authorized Representative or any other Secured Party shall be liable for any action taken or omitted to be taken by the Collateral Agent, such Controlling Authorized Representative or other Secured Party with respect to any Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Collateral or any part thereof marshalled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agent or any other Secured Party to enforce this Agreement or the right to take any action permitted by Section 2.04(e).

(e) Each Secured Party hereby agrees that if it shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to any Security Document or by the exercise of any rights available to it under applicable Law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies at any time prior to the Discharge of each of Series of Secured Obligations, then it shall hold such Collateral, proceeds or payment in trust for the other Secured Parties and promptly transfer such Collateral, proceeds or payment, as the case may be, to the Collateral Agent, to be distributed in accordance with the provisions of Section 4.05 hereof.

Section 2.03. Possessory Collateral Agent as Gratuitous Bailee for Perfection.  (a) The Collateral Agent agrees to hold any Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.03.  Pending delivery to the Collateral Agent, each Authorized Representative agrees to hold any Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.03.

(b) The duties or responsibilities of the Collateral Agent and each Authorized Representative under this Section 2.03 shall be limited solely to holding any Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties therein.

(c) All such Possessory Collateral in the possession of any Authorized Representative shall be delivered to the Collateral Agent as soon as practicable.

Section 2.04. Collateral Matters; Actions with Respect to Collateral; Prohibition on Contesting Liens.

The Secured Parties irrevocably agree that:

(a) Upon request by the Collateral Agent at any time, the Secured Parties will confirm in writing the Collateral Agent's authority to release its interest in particular types or items of property pursuant to this Section 2.04.  In each case as specified in this Section 2.04, the Collateral Agent will (and each Secured Party irrevocably authorizes the Collateral Agent to), at the Borrower's expense, execute and deliver to the Borrower or any Loan Party, as applicable, such documents as such Person may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents, in accordance with the terms of this Agreement or any other Credit Document.

(b) With respect to any Collateral, (i) only the Collateral Agent shall be authorized to release Liens and exercise rights and remedies set forth in Security Documents with respect to any Collateral and in accordance with Section 2.07, (ii) the Collateral Agent shall not follow any instructions (other than instructions pursuant to Section 2.04(e)(ii)) with respect to such Collateral from any Authorized Representative or any Secured Party (other than the Controlling Authorized Representative and the Required Voting Parties) and (iii) no Authorized Representative who is not the Controlling Authorized Representative or other Secured Party shall or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Collateral, whether under any Security Document, applicable Law or otherwise, it being agreed that only the Collateral Agent, acting on the instructions of the Controlling Authorized Representative or the Required Voting Parties and in accordance with the applicable Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Collateral.  No Authorized Representative or Secured Party (other than the Controlling Authorized Representative or Required Voting Parties) will contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent in accordance with the terms of this Agreement or any other exercise by the Collateral Agent of any rights and remedies relating to the Collateral, or to cause the Collateral Agent to bring any foreclosure proceedings or action or exercise any rights or remedies relating to the Collateral except as permitted by Section 2.04(e)(ii).

(c) Each Authorized Representative and each other Secured Party agrees that it will not accept any Lien on any Collateral for the benefit of any Secured Obligations other than Liens created in favor of the Collateral Agent pursuant to a Security Document, and by executing this Agreement (or a Joinder Agreement) and by accepting the benefits of this Agreement and of each Security Document, each Authorized Representative and each Secured Party for which it is acting hereunder agree to be bound by the provisions of this Agreement and the Security Documents applicable to it.

(d) Each of the Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by the Collateral Agent on behalf of any of the Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agent or any Authorized Representative to enforce this Agreement.

(e) Section 2.04(b) shall not prohibit a Secured Party from taking the following actions:

(i) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Loan Party, each Secured Party may file a claim or statement of interest with respect to its Series of Secured Obligations, as applicable;

(ii) each Authorized Representative may take and may direct the Collateral Agent to take any action (not adverse to the Liens of the Collateral Agent securing the Secured Parties) in order to preserve or protect its interest in and Liens created by the Security Documents on the Collateral;

(iii) the Secured Parties shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of their claims, including any claims secured by the Collateral, if any;

(iv) in any Insolvency or Liquidation Proceeding, the Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Loan Parties arising under either Debtor Relief Laws or applicable non-bankruptcy law, in each case not in contravention of the terms of this Agreement;

(v) in any Insolvency or Liquidation Proceeding, the Secured Parties shall be entitled to vote on any plan of reorganization; and

(vi) both before and during an Insolvency or Liquidation Proceeding, any Secured Party may take any actions and exercise any and all rights that would be available to a holder of unsecured claims, including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against any Loan Party in accordance with applicable Law and the termination of any agreement by the holder of any such obligation in accordance with the terms thereof.

(f) The Collateral Agent agrees to follow the instructions received from an Authorized Representative pursuant to Section 2.04(e)(ii); provided, however, that the Collateral Agent shall not follow such instructions to the extent that they are expressly inconsistent with instructions received from the Controlling Authorized Representative pursuant to Section 4.03 after receipt of a Default Notice that has not been withdrawn.  The Collateral Agent agrees to provide to each Authorized Representative a copy of each instruction that it receives pursuant to Section 2.04(e)(ii).

(g) The Collateral Agent agrees to provide to each Authorized Representative a copy of each notice, letter or direction that it provides to or receives from a Loan Party or another Authorized Representative pursuant to this Agreement.

Section 2.05. Absolute Rights of Secured Parties and Authorized Representatives.  (a)  Notwithstanding any other provision of this Agreement or any Security Document, but subject to Section 2.05(b) below, each of the Authorized Representatives and each of the Secured Parties has an absolute and unconditional right to receive payment of all of the Secured Obligations owing to such Authorized Representative or such Secured Party, as the case may be, when the same becomes due and payable and at the time and place and otherwise in the manner set forth in the applicable Secured Document, and the right of each such Authorized Representative and each such Secured Party to institute proceedings for the enforcement of such payment on or after the date such payment becomes due and to assert (to the extent permitted by Section 2.04(e)) its position as a secured creditor in a proceeding under any Debtor Relief Laws in which any Loan Party is a debtor, and the obligation of such Loan Party to pay all of the Secured Obligations owing to each of the Authorized Representatives and each of the Secured Parties at the time and place expressed therein, shall not be impaired or affected without the consent of such Authorized Representative or such Secured Party.  In addition, the right of any Secured Party or any Authorized Representative, on behalf of itself or on behalf of any such Secured Party, to receive payment from sources other than the Collateral shall not be, and is not hereby, impaired or affected in any manner.  Without limiting the generality of the foregoing provisions of this Section 2.05, the Facility Agent’s and a Lender’s right to receive its ratable share of any amounts maintained in the Lock-Up Account, or any Authorized Representative’s or Secured Party’s rights to receive its ratable share of proceeds of any of the Collateral, or any part thereof, under the terms of this Agreement and the Security Documents, shall not be diminished or affected in any way by its right to receive proceeds of any right of setoff, or payment upon a guaranty or from any other source.

(b) At any time prior to the Discharge of the Secured Obligations and after (i) the commencement of any Insolvency or Liquidation Proceeding in respect of any Loan Party or (ii) (A) the Credit Agreement Obligations, Additional Secured Obligations or the Secured Hedge Obligations have become due and payable in full (whether at maturity, upon acceleration or otherwise) or any Secured Obligations in respect of the Credit Agreement Obligations, Additional Secured Obligations or the Secured Hedge Obligations have not been paid when due and (B) a Remedy Instruction has been provided by the Required Voting Parties, no payment of money (or the equivalent of money) shall be made from the proceeds of Collateral to the Collateral Agent for the benefit of any Secured Party or to any holder of any Secured Obligations, except as provided for in Section 4.05(a); provided, however, that nothing in this Section 2.05(b) shall prohibit any cash or funds on deposit in the Lock-Up Account to be distributed to the Lenders in accordance with the applicable terms of the Financing Documents and no other Secured Party other than the Lenders shall be entitled to receive distributions of any cash or funds on deposit in the Lock-Up Account.

Section 2.06. Refinancings of Credit Agreement and Additional Credit Documents.

(a) Subject to the limitations set forth in the applicable Credit Documents (if any), each Loan Party and each Secured Party acknowledges and agrees that the Credit Agreement may be Refinanced in accordance with this Section 2.06(a).  At any time concurrently with or after the Discharge of Secured Obligations (or the Discharge of Secured Obligations other than Additional Secured Obligations), the Borrower thereafter enters into a Refinancing of the Credit Agreement (the “Replacement Credit Agreement”) and any related Financing Document (as defined in such Replacement Credit Agreement), then such Discharge of Secured Obligations (or the Discharge of Secured Obligations other than Additional Secured Obligations), as applicable, shall automatically be deemed not to have occurred for purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Secured Obligations and (or Discharge of Secured Obligations other than Additional Secured Obligations), the Replacement Credit Agreement and related Financing Documents and the obligations under such Replacement Credit Agreement and related Financing Documents shall automatically be treated as “Secured Obligations”, “Credit Agreement Obligations”, “Credit Agreement”, and “Financing Documents”, as applicable, and the lenders and agents party thereto “Lenders”, “Secured Parties”, “Authorized Representatives” and “Agent Related Persons”, as applicable, for all purposes of this Agreement, including the Lien priorities and rights with respect to the Collateral set forth herein, and the new facility agent thereunder (the “New Facility Agent”) shall automatically be deemed to be the “Facility Agent” hereunder for all purposes of this Agreement.

(b) Upon termination of the Credit Agreement, including in connection with any amendment and restatement or Refinancing, the Liens securing the Hedge Obligations and the Additional Secured Obligations shall survive.

(c) Any Series of Additional Secured Obligations may be Refinanced without affecting the priorities set forth in Section 4.05 or the provisions of this Agreement defining the relative rights of any Series of Secured Obligations; provided that the Authorized Representative of the holders of any such Refinanced Additional Secured Obligations shall have executed a Joinder Agreement on behalf of the holders of such Refinanced Secured Obligations.

Section 2.07. Release of Liens on Collateral.  The Collateral Agent’s Liens upon the Collateral may be released:

(a) in whole, upon the Discharge of the Secured Obligations;

(b) as to any Collateral that is released, sold, transferred or otherwise disposed of by any Loan Person to a Person that is not (either before or after such release, sale, transfer or disposition) the Borrower or any other Loan Party in a transaction or other circumstance that complies with the terms of the Credit Documents (for so long as any Credit Document is in effect) and is permitted by all of the other Credit Documents, at the time of such release, sale, transfer or other disposition or to the extent of the interest released, sold, transferred or otherwise disposed of;

(c) as to a release of less than all or a material portion of the Collateral, at any time prior to the Discharge of Secured Obligations, if consent to the release of all Liens on such Collateral has been given by the Required Voting Parties; and

(d) as to a release of all or any material portion of the Collateral (other than pursuant to clause (a) above), if consent to release of that Collateral has been given by the Unanimous Voting Parties.

Article 3. Decision Making; Voting; Notice and Procedures.

Section 3.01. Decision Making.

(a) Subject to Section 4.02 and except for any action that may be taken unilaterally by a Secured Party as expressly provided in any Credit Document, no Secured Party may exercise or enforce any right, remedy, power or discretion, give any consent or any waiver, or make any determination under or in respect of any provisions of any Credit Documents, except in accordance with this Agreement.  In connection with any action permitted to be taken unilaterally by the Collateral Agent pursuant to the express provisions of any Credit Document, nothing herein shall preclude the Collateral Agent from consulting such Secured Parties as the Collateral Agent may in its discretion deem desirable.

(b) Each decision made in accordance with the terms of this Agreement shall be binding upon each of the Secured Parties.

Section 3.02. Voting Generally.  Where, in accordance with this Agreement or any other Credit Document, the modification, approval or other direction of the Required Voting Parties is required, the determination of whether such modification, approval or direction should be granted or withheld shall be determined by an Intercreditor Vote.

Section 3.03. Intercreditor Votes:  Each Party's Entitlement to Vote.

(a) Except as otherwise provided in this Section 3.03, each Voting Party shall be entitled to vote in each Intercreditor Vote under this Agreement.

(b) Unless and until any Interest Rate Hedge Bank shall have delivered to the Collateral Agent and each Secured Party a Hedge Termination Certificate, such Interest Rate Hedge Bank shall not have (i) any voting rights with respect to Secured Obligations arising under any Interest  Rate Hedging Agreement to which it is a party or (ii) any voting rights with respect to any Intercreditor Vote; provided that any such Interest Rate Hedge Bank shall at all times (subject to Section 3.03(c) and 3.03(d)) be a Voting Party for purposes of the definition of “Unanimous Voting Parties” in Section 1.01 hereof and for purposes of clauses (i) and (ii) of the proviso contained in Section 9.03.  If, after the date of this Agreement, any Person becomes an Interest Rate Hedge Bank and such Person has not previously executed a counterpart of this Agreement or a Joinder Agreement in its capacity as an Interest Rate Hedge Bank, such Person shall execute and deliver to the Collateral Agent (x) a Joinder Agreement and (y) such other documentation as the Collateral Agent may reasonably request to evidence the due authorization, execution and delivery of this Agreement by such Person.  By entering into or joining this Agreement, each Interest Rate Hedge Bank shall be deemed to have agreed to be bound by the provisions set forth in the other Financing Documents to which the Interest Rate Hedge Banks or the Collateral Agent, on behalf of the Secured Parties, is a party.

(c) None of (i) any Affiliate of the Borrower or any Member that from time to time holds any Commitment, any Loan or any other interest in a Secured Obligation (other than, subject to Section 10.01 of the Credit Agreement and Section 9.03 hereunder, Macquarie Affiliates in their respective capacity as a Lender and Macquarie Bank Limited in its capacity as an Interest Rate Hedge Bank) or (ii) any Lender that has agreed, directly or indirectly, to vote or otherwise act at the direction or subject to the approval or disapproval of any Person identified in clause (i) (each a “Non-Voting Lender”) shall be entitled to participate in any Intercreditor Vote, and the Collateral Agent in determining the percentage of votes cast shall deem each Non-Voting Lender to have voted proportionately in accordance with the votes of the Lenders thereunder entitled to vote.

(d) Notwithstanding any provision of this Agreement to the contrary, Macquarie Bank Limited, solely in its capacity as an Interest Rate Hedge Bank, shall not be entitled to vote on any matter that is subject to the vote of the Unanimous Voting Parties or be entitled to cast any “tie-breaker” vote on any matter.

Section 3.04. Intercreditor Votes:  Votes Allocated to Each Party.

(a) Each Voting Party, if entitled to cast a vote with respect to the matter being considered, shall have the following number of votes in such Intercreditor Vote:

(i) with respect to each Lender, a number of votes equal to the sum of the Total Outstandings represented by or owed to such Lender;

(ii) from and after the delivery of a Hedge Termination Certificate, with respect to each Interest Rate Hedge Bank, a number of votes equal to the Settlement Amount, if any, owing to such Interest Rate Hedge Bank set out in such Hedge Termination Certificate; and

(iii) with respect to each Additional Secured Party with respect to any Series of Additional Secured Obligations, a number of votes equal to the sum of the Total Outstandings represented by or owed to such Additional Secured Parties under such Series of Additional Secured Obligations.

(b) In calculating the Voting Party Percentage consenting to, approving, waiving or otherwise providing direction with respect to a decision, the number of votes cast in favor of the proposed consent, approval, waiver, direction or other action shall be divided by the total number of votes entitled to be cast with respect to such matter.  The Secured Parties (including any Secured Party that becomes a party hereto after the date hereof) hereby waive any and all rights they may have to object to or seek relief from the decision of the Voting Parties voting with respect to any matter and agree to be bound by such decision.  Nothing contained in this Section 3.04(b) shall preclude any Voting Party from participating in any re-voting or further voting relating to such matter.

Section 3.05. [Reserved].

Section 3.06. Exercise of Discretion With Respect to Intercreditor Aspects of the Credit Documents.  (a)  Unless an Event of Default or Hedge Default has occurred and is continuing, and only to the extent in all cases that the discretion exercised by or the actions taken by the Collateral Agent could not reasonably be expected to result in an Event of Default or Hedge Default or have a material adverse effect on the interests of any Secured Party (but, for the avoidance of doubt, with the consent of the Borrower or Parent, as applicable to the extent such consent is required under the applicable Security Document), the Collateral Agent may, without obtaining the consent of the Required Voting Parties or any other Secured Party other than as set forth in Section 3.07, modify any Security Document to which it is a party or this Agreement to (i) cure any ambiguity or to cure, correct or supplement any provision contained therein which is inconsistent with any other provisions contained therein , (ii) make, complete or confirm any grant of Collateral permitted or required by this Agreement or the Security Documents or any release of any Collateral permitted under this Agreement or (iii) to make changes that would provide additional benefits or rights to the Secured Parties.

(b) Notwithstanding the other provisions of Section 9.03 or any other provision of the Security Documents, the Borrower, the Parent and the Collateral Agent (at the direction of the Facility Agent) and, following a Majority Non-Controlling Voting Party Enforcement Date, the Authorized Representative for the Majority Non-Controlling Voting Parties at such time) may (but shall not be obligated to) amend or amend and restate this Agreement without the consent of any other Secured Party in order to provide for Additional Secured Obligations of the Loan Parties and liens securing such Additional Secured Obligations on all or an portion of the Collateral with a priority junior to that of the Secured Parties, so long as the incurrence of such obligations and Liens is not prohibited by the terms of any Credit Document.  The Borrower, the Parent and the Collateral Agent may (but shall not be obligated to) amend, modify or supplement this Agreement and/or any Security Document without the consent of any Secured Party, as may be necessary from time to time in the reasonable discretion of the Collateral Agent and the Borrower, to effect the provisions of Sections 2.06 and 9.09 of this Agreement.

Section 3.07. Certain Modifications by the Secured Parties.  The Secured Parties may at any time and from time to time in accordance with the terms of the applicable Credit Documents to which they are a party, without any consent of or notice to any other Secured Party (but, for the avoidance of doubt, with the consent of the Borrower or Parent, as applicable to the extent such consent is required under the applicable Credit Document) and without impairing or releasing the obligations of any Person under this Agreement:  (i) amend the Credit Document to which such Person is a party in accordance with the terms thereof, (ii) release anyone liable in any manner under or in respect of the Secured Obligations owing under the Credit Document to which such Person is a party (but only in respect of such Secured Obligations) and (iii) waive any provisions of any Credit Document to which such Person is a party (in each case, provided such amendment or waiver shall not materially and adversely affect the rights of any other Person under this Agreement).

Section 3.08. Effect of Amendment on Collateral Agent.  No party hereto shall amend any provision of any Credit Document that materially affects the Collateral Agent without the written consent of the Collateral Agent.

Section 3.09. Notification of Matters.

(a) If at any time (x) the Collateral Agent proposes to exercise any discretion conferred on it under any Credit Document, (y) any Secured Party, in accordance with this Agreement, notifies the Collateral Agent of a matter with respect to which it believes the Collateral Agent should exercise its discretion or (z) the Collateral Agent becomes aware (whether on its own or as a consequence of any notification from a Secured Party) of any matter requiring a determination or vote by the Secured Parties under this Agreement, then the Collateral Agent shall promptly notify each other Secured Party of the matter in question, specifying:

(i) if applicable, the manner in which the Collateral Agent proposes to exercise its discretion;

(ii) the Required Voting Parties (if any) required for such determination or vote; and

(iii) if applicable, the time period determined by the Collateral Agent within which each Secured Party must provide it with instructions in relation to such matter.

(b)           The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Hedge Default, unless the Collateral Agent shall have received written notice from a Secured Party or the Borrower referring to this Agreement, describing such Default or Hedge Default and stating that such notice is a “notice of default.”  The Collateral Agent will notify the Secured Parties of its receipt of any such notice.  The Collateral Agent shall take such action with respect to any Remedies Event of Default as may be directed by the Required Voting Parties in accordance with this Agreement; provided that unless and until the Collateral Agent has received any such direction, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to a Event of Default or Hedge Default as it shall deem advisable or in the best interest of the Secured Parties.

Section 3.10. Notice of Amounts Owed.  In the event that the Collateral Agent is instructed by the Required Voting Parties to proceed to foreclose upon, collect, sell or otherwise dispose of or take any other action with respect to any or all of the Collateral or to enforce any remedy under any other Credit Document, then upon the request of the Collateral Agent, each Secured Party shall promptly notify the Collateral Agent in writing, as of any time that the Collateral Agent may reasonably specify in such request, of (i) the aggregate amount of the respective Secured Obligations owing to such Secured Parties as of such date, (ii) the components of such Secured Obligations and (iii) such other information as the Collateral Agent may reasonably request.

Article 4. Default; Remedies.

Section 4.01. Notice of Defaults.  Upon the occurrence of and at any time during the continuation of a Default or an Event of Default or Hedge Default, if the Authorized Representative of the applicable Credit Document under which such Default, Event of Default or Hedge Default has occurred desires that the Collateral Agent take action with respect to the Collateral, then such Authorized Representative shall give to the Collateral Agent, the Controlling Authorized Representative and each other Authorized Representative written notice of such Default, Event of Default or Hedge Default, as applicable (a “Notice of Default”).  Each such Notice of Default shall specifically refer to this Section 4.01 and shall describe such Default or Event of Default or Hedge Default in reasonable detail (including the date of occurrence and a description of the nature of any remedies such Authorized Representative is entitled to seek as provided by the applicable Credit Document, the Security Documents, this Agreement or applicable Law.  Upon receipt by the Collateral Agent of any such notice, it shall promptly send copies thereof to each Authorized Representative.

Section 4.02. Acceleration; Termination.  Notwithstanding any provision to the contrary in this Agreement, (a) the applicable Lenders may, at any time after the occurrence and during the continuance of an Event of Default under the Financing Documents, declare the unutilized Commitments terminated and accelerate the Credit Agreement Obligations in accordance with the terms of the Credit Agreement, (b) the applicable Additional Secured Parties under any Series of Additional Credit Obligations may, at any time after the occurrence and during the continuance of an Event of Default under the applicable Additional Credit Document, terminate all commitments and accelerate such Additional Obligations under the applicable Additional Credit Documents, and (c) any applicable Interest Rate Hedge Bank may at any time after the occurrence and during the continuance of a Hedge Default cause the early termination of the relevant Interest Hedging Agreement in accordance with the terms thereof.  No Remedies Instruction will be required to be taken or delivered in respect of such Event of Default or Hedge Default, as the case may be, prior to the applicable Lenders, any applicable Additional Secured Parties or any applicable Interest Rate Hedge Bank, as the case may be, taking such action.

Section 4.03. Instructions Upon Event of Default.

(a) At any time, if a Remedies Event of Default has occurred and is continuing and has not been rescinded or waived, the Controlling Authorized Representative and the Required Voting Parties shall have the exclusive right to give the Collateral Agent a Remedies Instruction in respect of such Remedies Event of Default.  The Collateral Agent shall follow the directions of the Required Voting Parties with respect to the time, method and place of taking any action requested.  The Collateral Agent shall be entitled to rely conclusively on, without independent verification, any written certification from any Authorized Representative that from time to time certifies to the Collateral Agent that (i) it is the Controlling Authorized Representative and (ii) it has the exclusive right to deliver a Remedies Instruction.

(b) If the Collateral Agent has received a copy of a Remedies Instruction from the Required Voting Parties and has not received written notice from the Required Voting Parties that such Remedies Instruction has been withdrawn, the Collateral Agent shall have the right, on behalf of the Secured Parties, to take any and all actions and to exercise any and all rights, remedies and options that it may have under any of the Security Documents (including any direction contained in the Remedies Instruction or in a separate instrument in writing executed and delivered to the Collateral Agent); provided, that, if requested by the Collateral Agent, the Collateral Agent shall have received adequate security or indemnity as provided in Section 2.02(c).

(c) The Collateral Agent shall not be obligated to follow any Remedies Instruction received pursuant to Section 4.03(a) or otherwise under the Security Documents to the extent the Collateral Agent has received an opinion of independent counsel addressed to it to the effect that such Remedies Instruction appear to be in conflict with any applicable Law or this Agreement or any other Credit Document or could result in the Collateral Agent's being subject to (i) criminal liability or (ii) civil liability or civil litigation for which it has not received adequate indemnity under Section 2.02(c) in any jurisdiction in question; provided, however, under no circumstances shall the Collateral Agent be liable for acting or refraining from acting in accordance with the Remedies Instruction of the Required Voting Parties.

Section 4.04. Remedies.

(a) No remedy conferred upon or reserved to the Collateral Agent in this Agreement or in the other Credit Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in this Agreement or in the other Credit Documents or now or hereafter existing at law or in equity or by statute.

(b) No delay or omission of the Collateral Agent to exercise any right, remedy or power accruing upon any Event of Default or Hedge Default shall impair any such right, remedy or power or shall be construed to be a waiver of or acquiescence in any Event of Default or Hedge Default.  Every right, power and remedy given by this Agreement, any Security Document or any other Credit Document to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

(c) All suits or proceedings to assert claims upon or under this Agreement and the other Credit Documents to which the Collateral Agent is a party shall be brought by the Collateral Agent in its name as Collateral Agent and any recovery of judgment shall be held as part of the Collateral.

Section 4.05. Distribution of Collateral Proceeds.

(a) Application of Proceeds.  Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto and the Security Documents, and any other cash at the time held by the Collateral Agent under this Article 4, shall be applied by the Collateral Agent:

First, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of the Agents, the reasonable fees and expenses of their agents and counsel and all other reasonable expenses incurred and advances made by the Agents in that connection;

Next, to the payment in full of the remaining Secured Obligations equally and ratably in accordance with their respective amounts then due and owing in respect of the Credit Documents, or as the Secured Parties holding the same may otherwise unanimously agree; and

Finally, subject to the rights of any other holder or holders of any Lien on the relevant Collateral, to the payment to the Borrower, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

(b) Borrower Remains Obligated.  No sale or other disposition of all or any part of the Collateral pursuant to the Security Documents shall be deemed to relieve the Borrower of its obligations under any Credit Document to which it is a party except to the extent the proceeds thereof are applied to the payment of the Secured Obligations.

(c) As used in this Section 4.05, “proceeds” of the Collateral means cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any securities entitlements and such proceeds of the Collateral received under any reorganization, liquidation or adjustment of debt of the Borrower on any of the Collateral, it being understood and agreed by each of the parties hereto that any such “proceeds” in respect of funds or property credited to the Lock-Up Account shall be the sole and exclusive Collateral of the Lenders and shall be applied solely toward payment of the Credit Agreement Obligations in accordance with the applicable provisions of the Finance Documents.

(d) If any Authorized Representative or any holder of any Secured Obligation collects or receives any proceeds of such foreclosure, collection or other enforcement that should have been applied to the payment of the Secured Obligations in accordance with clause (a) of Section 4.05, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Authorized Representative or such Secured Party, as the case may be, will forthwith deliver the same to the Collateral Agent, for the account of all Secured Parties, to be applied in accordance with clause (a) of Section 4.05.  Until so delivered, such proceeds will be held by that Authorized Representative or that Secured Party, as the case may be, for the benefit of all Secured Parties.

(e) This Section 4.05 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future Secured Party, each present and future Authorized Representative and the Collateral Agent as holder of the Liens.

(f) In connection with the application of proceeds pursuant to clause (a) of Section 4.05, except as otherwise directed by the Required Voting Parties, the Collateral Agent may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(g) If, in any Insolvency or Liquidation Proceeding, the Collateral Agent’s security interest under the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Agent shall nonetheless apply the proceeds of the Collateral for the benefit of each Secured Party in the proportions and subject to the priorities specified herein.  To the extent that the Collateral Agent distributes proceeds collected with respect to Secured Obligations held by one Secured Party or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

Section 4.06. Sharing.  The parties hereto expressly acknowledge and agree that it is the intention of the Secured Parties, in committing to extend and in extending credit to the Borrower, that the proceeds of the Collateral and the proceeds of any action taken pursuant to a Remedies Instruction are to be distributed equally among the Secured Parties pro rata according to the percentage of the aggregate Secured Obligations held by each such Secured Party and, in each case such proceeds shall be distributed, applied or disposed of in accordance with this Article 4, and the Secured Parties, as among themselves, agree that, except as otherwise expressly provided herein, such proceeds shall be distributed on such basis.

Section 4.07. Insolvency or Liquidation Proceedings.  (a)  In any Insolvency or Liquidation Proceeding and prior to the Discharge of Obligations, the Collateral Agent (acting at the direction of the Required Voting Parties) on behalf of all Secured Parties and Authorized Representatives, may consent to any order:

(i) for use of cash collateral;

(ii) approving a debtor-in-possession financing secured by a Lien upon any property of the estate in such Insolvency or Liquidation Proceeding;

(iii) granting any relief on account of Secured Obligations as adequate protection (or its equivalent) for the benefit of the Secured Parties in the Collateral subject to Liens granted to the Collateral Agent, for the benefit of the Secured Parties (it being understood that payments or distributions comprised of any such adequate protection shall not constitute “proceeds” of Collateral for purposes of Section 4.05(c) or otherwise); or

(iv) relating to a sale of assets of any Loan Party that provides, to the extent the Collateral sold is to be free and clear of Liens, that all Liens granted to the Collateral Agent, for the benefit of the Secured Parties will attach to the proceeds of the sale;

provided, however, that any Secured Party shall retain the right to object to any cash collateral, debtor-in-possession financing or adequate protection order to the extent such order provides for priming of Liens over any Collateral if the terms thereof, including the terms of adequate protection (if any) granted to the Secured Parties in connection therewith, do not provide for materially equal treatment to all Secured Parties.

(b) Unless at the direction of, or as consented to by, the Required Voting Parties, the Secured Parties will not file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral under the Liens granted to the Collateral Agent, for the benefit of the Secured Parties, except that, without any action by the Required Voting Parties, they may vote their claims in respect of the Series of Secured Obligations owed to them in connection with, and have their right to object to, the confirmation of any plan of reorganization or similar dispositive restructuring plan to the extent any such action is not inconsistent with their obligations under this Agreement.

(c) If any Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any Loan Party for any reason, including without limitation, because it was found to be a fraudulent or preferential transfer, any amount paid in respect of the Secured Obligations, whether received as proceeds of security, enforcement of any right of set-off or otherwise, then such Secured Party shall be entitled to a reinstatement of the Secured Obligations with respect to all such recovered amounts.  In such event, (i) the Discharge of Secured Obligations or Discharge of Credit Agreement Obligations, as applicable, shall be deemed not to have occurred and (ii) if this Agreement shall have been terminated prior to such recovery or avoidance action, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

Article 5. Rights of Collateral Agent.

Section 5.01.  (a)  The Collateral Agent may execute any of its duties under any Security Document by or through agents, sub-agents or attorneys-in-fact and shall be entitled to rely on the advice of counsel (including counsel to the Borrower) concerning all matters pertaining to such duties.  The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

(b) Neither the Collateral Agent nor its Affiliates nor any of their respective officers, directors, employees, agents or attorneys-in-fact shall be (i) liable to any of the Secured Parties for any action lawfully taken or omitted to be taken by it hereunder or under or in connection with any Security Document (except for its gross negligence, willful misconduct or unlawful acts, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower or any other Loan Party or any representative of any thereof contained in any Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, any Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Documents, or the perfection or priority of any Lien or security interest created or purported to be created under the Security Documents, or for any failure of the Borrower or any other Loan Party to perform their obligations thereunder.  The Collateral Agent as such shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Credit Document or to inspect the properties, books or records of the Borrower or any other Loan Party.

(c) The Collateral Agent shall be entitled to rely conclusively, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, electronic mail message, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Collateral Agent.  The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Credit Document in accordance with a request or consent of the Required Voting Parties and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

(d) The Borrower agrees to pay, within 15 days after written demand, to the Collateral Agent the amount of any and all reasonable and documented out-of-pocket expenses, including the reasonable and documented Attorney Costs of one New York counsel and one local state counsel in each other applicable jurisdiction, and the reasonable costs of any experts and agents which the Collateral Agent may reasonably incur in connection with (i) the administration of the Security Documents, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Collateral Agent or the Secured Parties under any of the Security Documents or (iv) the failure by the Borrower, any other Loan Party or any Affiliate thereof to perform or observe any of the provisions of the Security Documents.

(e) Whether or not the transactions contemplated hereby are consummated, the Secured Parties shall indemnify upon demand the Collateral Agent (to the extent the Collateral Agent is required to be but is not reimbursed by or on behalf of the Loan Parties and without limiting the obligation of the Loan Parties to do so), pro rata (at the time such indemnity is sought), and hold harmless the Collateral Agent from and against any and all Indemnified Liabilities incurred by it; provided that no Secured Party shall be liable for the payment to the Collateral Agent of any portion of such Indemnified Liabilities resulting from the gross negligence or willful misconduct of the Collateral Agent as determined by the final judgment of a court of competent jurisdiction; provided further that no action taken in accordance with the directions of the Controlling Authorized Representative or the Required Voting Parties shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 5.01(e).  In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 5.01(e) applies whether any such investigation, litigation or proceeding is brought by any Secured Party or any other Person.  The undertaking in this Section 5.01(e) shall survive termination of the Secured Obligations, the payment of all other Obligations and the resignation of the Collateral Agent.

(f) Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless the Collateral Agent (“Indemnified Secured Party”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the Indemnified Secured Party in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Credit Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby, (b) any Commitment or Loan or the use or proposed use of the proceeds therefrom, or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for or defense of any pending or threatened claim, investigation, litigation or proceeding), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnified Secured Party; provided that such indemnity shall not, as to the Indemnified Secured Party, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from the gross negligence, bad faith or willful misconduct of the Indemnified Secured Party.  Neither the Indemnified Secured Party nor the Borrower shall have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Financial Closing Date).  In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 5.01(f) applies, such indemnity shall be effective whether or not any of the transactions contemplated hereunder or under any of the other Credit Documents is consummated.  All amounts due under this Section 5.01(f) shall be paid within ten (10) Business Days after demand therefor.  The agreements in this Section 5.01(f) shall survive the resignation of the Collateral Agent, the replacement of any Secured Party, the termination of any Secured Obligation and the repayment, satisfaction or discharge of all the other Obligations.

(g) Each Secured Party acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Secured Party as to any matter, including whether Agent-Related Persons have disclosed material information in their possession.  Each Secured Party represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower Group, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower under the Credit Documents.  Each Secured Party also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower.  Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by any Agent herein, such Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Affiliates which may come into the possession of any Agent-Related Person.

(h) Barclays Bank PLC and its Affiliates may make loans to, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Affiliates as though Barclays Bank PLC were not the Collateral Agent hereunder and without notice to or consent of the Secured Parties.  The Secured Parties acknowledge that, pursuant to such activities, Barclays Bank PLC or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliates) and acknowledge that the Collateral Agent shall be under no obligation to provide such information to them.

Article 6. Resignation or Removal of the Collateral Agent.

The Collateral Agent may resign as Collateral Agent upon ten days' notice to each of the Authorized Representatives and the Borrower and may be removed at any time with or without cause by the Required Voting Parties, with any such resignation or removal to become effective only upon the appointment of a successor collateral agent under this Article 6.  If the Collateral Agent shall resign or be removed as Collateral Agent, then the Facility Agent and the Required Voting Parties shall (and if no such successor shall have been appointed within 30 days of the Collateral Agent's notice of resignation or removal, the Collateral Agent may) appoint a successor collateral agent for the Secured Parties, which successor collateral agent (so long as no Default or Hedge Default has occurred and is continuing) shall be reasonably acceptable to the Borrower, whereupon such successor collateral agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term “Collateral Agent” shall mean such successor collateral agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent (except that the former Collateral Agent shall deliver all Collateral then in its possession to such successor collateral agent and execute such documents and instruments as may be necessary to transfer the Liens of record under the Security Documents in favor of the Collateral Agent to such successor collateral agent) or any of the other Secured Parties.  After resignation or removal hereunder as collateral agent, the provisions of this Agreement shall inure to the former Collateral Agent's benefit, and continue to be binding upon the former Collateral Agent, as to any actions taken or omitted to be taken by it while it was Collateral Agent.

Article 7. No Impairments of Other Rights.

Nothing in this Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other right the Secured Parties may have or may obtain against the Borrower or any other Loan Party.

Article 8. Termination.

This Agreement shall remain in full force and effect until the Discharge of Secured Obligations has occurred.

Article 9. Miscellaneous.

Section 9.01. Waiver.  No failure on the part of the Collateral Agent or the other Secured Parties to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 9.02. Notices.  All notices and communications to be given under this Agreement shall be given or made in writing to the intended recipient at the address specified below or, as to any party hereto, at such other address as shall be designated by such party in a notice to each other party hereto.  Except as otherwise provided in this Agreement, all such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address.  All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered and receipt has been confirmed by telephone:

To the Borrower:

Puget Energy Inc.
Level 22, 125 West 55th Street
New York, NY  10019
Attention: Christopher Leslie
Phone: (212) 231-1686
Facsimile: (212) 231-1828
Email: Christopher.Leslie@macquarie.com

To the Facility Agent:

Barclays Bank PLC
745 Seventh Avenue
New York, NY 10019
Phone: 212-412-3752
Fax: 212-412-7600
Attention: Ann Sutton

To the Collateral Agent:

Barclays Bank PLC
745 Seventh Avenue
New York, NY 10019
Phone: 212-526-1126
Fax: 212-526-5115
Attention: Ann Sutton

To each Interest Rate Hedge Bank:

As set forth on the signature page hereto or in the Joinder Agreement to which such Interest Rate Hedge Bank is a party.

To each Additional Secured Party:

As set forth in the Joinder Agreement to which such Additional Secured Party is a party.

Section 9.03. Amendments, Etc.   (a)  Subject to Section 3.03(c) and Section 3.06, no provision of this Agreement may be modified, supplemented or waived except by an instrument in writing duly executed by the Collateral Agent acting at the direction of the Required Voting Parties; provided, however, (i) no amendment, waiver or consent shall become effective without the prior written consent of the Required Voting Parties and the Authorized Representative for the affected Series of Secured Obligations if such amendment, waiver or consent (w) has the effect of changing the definition of “Required Voting Parties”, the percentage or composition of Secured Parties required to vote on a matter or this clause (a)(i)(w)), (x) adversely affects the relative priority of payment due to any Secured Party under the Credit Documents, whether by way of enforcement or realization on Collateral or otherwise (including, without limitation, the priorities set forth in Section 4.05), (y) has the effect of changing Section 4.06, or (z) materially adversely affects any Series of Secured Obligations disproportionately as compared to other Series of Secured Obligations, (ii) no amendment, waiver or consent that has the effect of changing the definition of “Unanimous Voting Parties” or Section 2.07(d) may be effectuated without the prior written consent of the Unanimous Voting Parties and (iii) no amendment, waiver or consent that affects the material rights and duties of the Borrower shall be effective without the prior written consent of the Borrower.

(b) No amendment waiver or consent (including, without limitation, any Intercreditor Vote) of Macquarie Affiliates in such Person’s capacity as a Lender or Participant (each a “Creditor Side Person”), shall be effective (x) except, with respect to Loans and Commitments not in excess of $50,000,000 in the aggregate at any time and (y) unless each such Person has in place a Wall between such Creditor Side Person and any Persons authorized to take action on behalf of the Borrower (such Persons, “Borrower Side Persons”) such that information is not shared between a Creditor Side Person and Borrower Side Persons (other than on arm's-length, third party terms) and decisions of Creditor Side Persons are made, and actions taken, independent of considerations of Borrower Side Persons.  Any such modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon the Collateral Agent and each of the other parties hereto, and any such waiver shall be effective only in the specific instance and for the purposes for which given.  For purposes hereof, “Wall” shall mean with respect to any Creditor Side Person and Borrower Side Person, such Persons (1) do not have interlocking officers, directors or employees, (2) have separate offices and information systems such that a Creditor Side Person does not have access to non-public information in the possession of a Borrower Side Person (and vice versa), and (3) have a formalized process or procedure prohibiting the disclosure of non-public information to the other such Person.  A Creditor Side Person shall provide reasonable evidence of the Wall upon the reasonable request of a Secured Party or the Collateral Agent.

Section 9.04. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower, the Collateral Agent, the Secured Parties and their respective successors and permitted assigns.  The Collateral Agent may assign or transfer its rights under this Agreement to any of its Affiliates without the prior written consent of any party hereto; provided, that the Collateral Agent shall notify the Borrower in writing of such assignment or transfer promptly following the effectiveness thereof.  Neither the Borrower nor the Parent may assign or transfer its rights or obligations hereunder.

Section 9.05. Survival.  All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

Section 9.06. Severability.  Any provision of this Agreement that is prohibited or becomes unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and the parties hereto shall enter into good faith negotiations to replace such prohibited or unenforceable provision.

Section 9.07. Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which together shall constitute one and the same instrument.

Section 9.08. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH AGENT AND EACH SECURED PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  THE BORROWER, EACH AGENT AND EACH SECURED PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO.

(c) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY SECURITY DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE SECURITY DOCUMENTS, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.08(C) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 9.09. Joinder.  (a) Each Lender that becomes a “Lender” under the Credit Agreement (in accordance with the provisions of Section 10.07(b) of the Credit Agreement) after the date hereof shall become a party to this Agreement upon its execution of an Assignment and Assumption Agreement contemplated by such Section 10.07.

(b) The Borrower may designate additional obligations as Additional Secured Obligations from time to time only if the incurrence of such obligations and the grant of Liens securing such obligations is permitted under each of the Credit Agreement and each other Additional Credit Document then in effect and this Agreement.  If so permitted, the Borrower shall only effect such designation by:

(i) delivering to the Collateral Agent and each Authorized Representative, written notice from an Authorized Officer certifying:

 (1)           that the Borrower intends to incur additional obligations which shall constitute Additional Secured Obligations, and specifying the agreement pursuant to which such obligations will be incurred and designating such agreement as an “Additional Credit Document” hereunder; and

 (2)           as to the specific name and address of the Authorized Representative for such Series of Additional Secured Obligations; and

(ii) causing the Authorized Representative to execute and deliver to the Collateral Agent and each other Authorized Representative, a Joinder Agreement, which shall be acknowledged and approved by an Authorized Officer of the Borrower.

(c) Each notice given by an Authorized Officer pursuant to Section 9.09(b) shall constitute a representation and warranty by the Borrower that the incurrence of the Additional Secured Obligations and the grant of Liens securing such obligations are permitted under each of the Credit Agreement and each Additional Credit Document then in effect and this Agreement.  In signing a Joinder Agreement, the Collateral Agent and each Authorized Representative shall be entitled to rely, without inquiry or investigation, upon such representation and warranty.  The Collateral Agent shall not execute and deliver any Joinder Agreement unless and until such Joinder Agreement has been executed and delivered by the Borrower, the Parent and the Authorized Representative for such Additional Secured Obligations.

Section 9.10. Specific Performance.  Each Secured Party may demand specific performance of this Agreement.  Each party hereto irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any other Secured Party.

Section 9.11. Agreement for Benefit of Parties Hereto.  Except for the Secured Parties and their respective successors and permitted assigns, nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any Person other than the parties hereto and their respective successors and permitted assigns, and Persons for whom the parties hereto are acting as agents or representatives, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns and Persons for whom the parties hereto are acting as agents or representatives.

Section 9.12. Integration.  This Agreement constitutes the entire agreement and understanding among the parties to this Agreement with respect to the matters covered by this Agreement and supersedes any and all prior agreements and understandings, written or oral, with respect to such matters.

Section 9.13. Original Schedules and Exhibits.  Except as otherwise expressly modified by this Agreement, each of the Schedules, Exhibits and Appendices attached to the Collateral Agency Agreement, dated as of February 6, 2009 between the parties hereto, shall be deemed attached to, and form a part of, this Agreement without any amendment, modification or supplement.

[Signature Pages Follow.]

APPENDIX A

FORM OF JOINDER AGREEMENT

Reference is made to that certain Amended and Restated Collateral Agency Agreement, dated as of May 10, 2010 (the “Collateral Agency Agreement”), among PUGET ENERGY INC., a Washington corporation, BARCLAYS BANK PLC, as Facility Agent, BARCLAYS BANK PLC, as Collateral Agent and the other parties thereto.

The undersigned is party to [DESCRIBE INTEREST HEDGING AGREEMENT/ADDITIONAL CREDIT DOCUMENT].

Pursuant to the terms of [Section 3.03(b)] / [Section 9.09(b)] of the Collateral Agency Agreement, the undersigned hereby agrees to be bound by the Collateral Agency Agreement as an [“Interest Rate Hedge Bank”] / [Additional Secured Party] thereunder.

Dated:  _____________

[Insert Name of Party to be Added]

By:
Name:
Title:

Address for Notices:

Attn:           [____________]
Tel No.:  [____________]
Fax No.:  [____________]

PUGET ENERGY, INC.
By:	/s/ Donald E. Gaines
Name: Donald E. Gaines
Title: Vice President Finance & Treasurer

PUGET EQUICO, LLC.
By:	/s/ Donald E. Gaines
Name: Donald E. Gaines
Title: Vice President Finance & Treasurer

BARCLAYS BANK PLC, as Facility Agent
By:	/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

BARCLAYS BANK PLC, as Collateral Agent
By:	/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

BARCLAYS BANK PLC, as Interest Rate Hedge Bank
By:	/s/ Kevin Crealese
Name: Kevin Crealese
Title: Director

Address for Notices	745 Seventh Avenue New York, NY 10019
Telephone No.:	(212) 526-1412
Facsimile No.:	(917) 265-1183

COMMERZBANK AG (successor in interest to DRESDNER BANK AG), as Interest Rate Hedge Bank
By:	/s/ Mark Schindler
Name: Mark Schindler
Title: Director

By:	/s/ Brian Smith
Name: Brian Smith
Title: Managing Director

Address for Notices	Commerzbank AG 2 World Financial Center New York, NY 10281-1050
Attention:	Legal Department
Telephone No.:	212.895.5269
Facsimile No.:	212.208-6174

Macquarie Bank Limited, as Interest Rate Hedge Bank
By:	/s/ Amber Riley
Name: Amber Riley
Title: Associate Director Legal Risk Management Fixed Income, Currencies and Commodities

By:	/s/ Russell Gripper
Name: Russell Gripper
Title: Division Director

Address for Notices	Macquarie Bank Limited 1 Martin Place Sydney NSW 2000 Australia
Attention:	Executive Director, Legal Risk Management Division, Fixed Income, Currencies and Commodities
Telephone No.:	(+61 2) 8232 3333
Facsimile No.:	(+61 2) 8232 4540
Email:	‘ficc.notices@macquarie.com’ and ‘ IRDAdvisory@macquarie.com’

EXHIBIT B

Form of Amended and Restated Pledge Agreement

EXECUTION COPY

AMENDED AND RESTATED PLEDGE AGREEMENT

Dated as of February 6, 2009

as amended and restated as of May 10, 2010

From

PUGET EQUICO LLC

as Pledgor

to

BARCLAYS BANK PLC

as Collateral Agent

T A B L E  O F  C O N T E N T S

Section Page

Section 1.	Grant of Security

Section 2.	Security for Obligations

Section 3.	Pledgor Remains Liable

Section 4.	Delivery and Control of Security Collateral

Section 5.	Representations and Warranties

Section 6.	Further Assurances

Section 7.	Post-Closing Changes; Certain Additional Covenants

Section 8.	Voting Rights; Dividends; Etc.

Section 9.	Transfers and Other Liens; Additional Shares

Section 10.	Collateral Agent Appointed Attorney-in-Fact

Section 11.	Collateral Agent May Perform

Section 12.	The Collateral Agent’s Duties

Section 13.	Remedies

Section 14.	Indemnity and Expenses

Section 15.	Amendments; Waivers; Etc.

Section 16.	Notices, Etc.

Section 17.	Continuing Security Interest; Assignments Under the Credit Agreement

Section 18.	Termination

Section 19.	Security Interest Absolute

Section 20.	Collateral Agency Agreement Controls

Section 21.	Execution in Counterparts

Section 22.	Governing Law

Section 23.	Waiver of Right to Trial by Jury

SCHEDULES

Schedule I	–	Location, Chief Executive Office, Type Of Organization, Jurisdiction Of Organization, Organizational Identification Number and Trade Names

Schedule II	–	Pledged Equity

Schedule III	–	Changes in Name, Location, Etc.

AMENDED AND RESTATED PLEDGE AGREEMENT

AMENDED AND RESTATED PLEDGE AGREEMENT dated as of February 6, 2009, as amended and restated as of may 10, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), made by PUGET EQUICO LLC, a Washington limited liability company (the “Pledgor”), to BARCLAYS BANK PLC, as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to the Collateral Agency Agreement), the “Collateral Agent”) for the Secured Parties.

RECITALS.

(1) Puget Merger Sub Inc. (“Merger Sub”) entered into a Credit Agreement dated as of May 16, 2008 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the Lenders and the other parties thereto.

(2) Upon the consummation of the Merger, Puget Energy Inc. assumed, pursuant to the Assumption Agreement, all of the obligations of the Merger Sub under the Credit Agreement, this Agreement and all of the other Financing Documents to which the Merger Sub was a party.

(3) The Borrower may from time to time after the date hereof issue or enter into one or more notes, indentures, promissory notes, credit agreements or such other Additional Credit Documents to the extent permitted under the Credit Documents, the obligations under which may be secured by a first priority lien on the Collateral.

(4) Pursuant to the Credit Agreement and the Additional Credit Documents, the Pledgor is entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in the Collateral to secure the Secured Obligations.

(5) The Pledgor is the owner of the shares of stock or other Equity Interests (the “Initial Pledged Equity”) set forth opposite the Pledgor’s name on and as otherwise described on Schedule II hereto and issued by the Borrower.

(6) It is a condition precedent to the making of Loans by the Lenders under the Credit Agreement, the entry into Interest Hedging Agreements by the Interest Rate Hedge Banks that the Pledgor shall have granted the security interest contemplated by this Agreement, and the Borrower desires to secure indebtedness under the Additional Credit Documents in order to induce the providers of such indebtedness to execute the Additional Credit Documents.

(7) The Pledgor will derive substantial direct and indirect benefit from the transactions contemplated by the Financing Documents and the Additional Credit Documents.

(8) Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in that certain Amended and Restated Collateral Agency Agreement, dated as of May 10, 2010, among the Borrower, the Collateral Agent, the Facility Agent, in its capacity as representative for the Lenders, and each other Authorized Representative from time to time party thereto (as the same may be amended, restated or supplemented from time to time, the “Collateral Agency Agreement”).  Further, unless otherwise defined in this Agreement, in the Credit Agreement or in the Collateral Agency Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.  “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans under the Credit Agreement, to induce the Interest Rate Hedge Banks to enter into Interest Hedging Agreements from time to time and to induce the Additional Secured Parties to extend credit under the Additional Credit Documents from time to time, the Pledgor hereby agrees with the Collateral Agent for the equal and ratable benefit of the Secured Parties as follows:

Section 1. Grant of Security.  The Pledgor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Pledgor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the Pledgor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a) the following (the “Security Collateral”):

(i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(ii) all additional shares of stock and other Equity Interests in the Borrower from time to time acquired by the Pledgor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto; and

(b) all proceeds of, collateral for and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clause (a) of this Section 1 and this clause (b)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (B) cash.

Section 2. Security for Obligations.  This Agreement secures, in the case of the Pledgor, the payment of all Secured Obligations.  Without limiting the generality of the foregoing, this Agreement secures, as to the Pledgor, the payment of all amounts that constitute part of the Secured Obligations and would be owed to any Secured Party under the Financing Documents and the Additional Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

Section 3. Pledgor Remains Liable.  Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, any other Financing Document or any Additional Credit Documents, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Delivery and Control of Security Collateral.  (a)  All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.  In addition, upon the occurrence of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b) With respect to any Security Collateral in which the Pledgor has any right, title or interest and that constitutes an uncertificated security, the Pledgor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with the Pledgor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of the Pledgor, such authenticated record to be in form and substance satisfactory to the Collateral Agent.

(c) With respect to any Security Collateral in which the Pledgor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent, the Pledgor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

Section 5. Representations and Warranties.  The Pledgor represents and warrants as follows as of the date hereof:

(a) The Pledgor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto.  The Pledgor has not used any trade name.  The Pledgor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth in Schedule I hereto.  The information set forth in Schedule I hereto with respect to the Pledgor is true and accurate in all respects.  The Pledgor has not previously changed its name, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule III hereto.

(b) All Security Collateral consisting of certificated securities and instruments has been delivered to the Collateral Agent.

(c) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement.  No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing the Pledgor or any trade name of the Pledgor as debtor with respect to such Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Financing Documents or as otherwise permitted under the Credit Agreement.

(d) The Pledged Equity pledged by the Pledgor hereunder has been duly authorized and validly issued and is fully paid and non-assessable.  With respect to the Pledged Equity that is an uncertificated security, the Pledgor has caused the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with the Pledgor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of the Pledgor.

(e) The Initial Pledged Equity pledged by the Pledgor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.

(f) All filings and other actions (including without limitation, actions necessary to obtain control of Collateral as provided in Section 9-106 of the UCC) necessary to perfect the security interest in the Collateral created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral (other than Permitted Collateral Liens), securing the payment of the Secured Obligations.

(g) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Pledgor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect, and the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally or as may be required in connection with the disposition of any portion of the Collateral under Section 203 of the Federal Power Act or chapter 80.12 of the Revised Code of Washington.

Section 6. Further Assurances.  (a)  The Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by the Pledgor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, the Pledgor will promptly with respect to the Collateral:  (i) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (ii) file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by the Pledgor hereunder; (iii) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock powers executed in blank; (iv) take all action necessary to ensure that the Collateral Agent has control of Collateral consisting of investment property as provided in Section 9-106 of the UCC; and (v) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by the Pledgor under this Agreement has been taken.

(b) The Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all Equity Interests in the Borrower owned by the Pledgor, in each case without the signature of the Pledgor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.  The Pledgor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c) The Pledgor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

Section 7. Post-Closing Changes; Certain Additional Covenants.  (a)  The Pledgor will not change its name, type of organization, jurisdiction of organization or organizational identification number or location from those set forth in Section 5(a) of this Agreement without first giving at least 20 days’ prior written notice to the Collateral Agent and taking all action reasonably required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement.  The Pledgor will hold and preserve its records relating to the Collateral and will permit representatives of the Collateral Agent to inspect and make abstracts from such records and other documents as set forth in Section 6.18 of the Credit Agreement or the applicable provisions of the Additional Credit Documents (as if such provisions were applicable to the Pledgor instead of the Borrower).  If the Pledgor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

(b)           The Pledgor will not:

(i)           amend its Organizational Documents unless such amendment could not reasonably be expected to result in a Material Adverse Effect (with clauses (i) and (ii) of such definition being applicable to the Pledgor as well as the Borrower and its Subsidiaries);

(ii)           engage at any time in any business or business activity (including, without limitation, any action or transaction that is required or restricted with respect to the Borrower and its Subsidiaries under Article VII of the Credit Agreement or the Additional Credit Documents without regard to any of the enumerated exceptions to such covenants), other than (A) the ownership and acquisition of Equity Interests in the Borrower, together with activities reasonably related thereto, (B) the maintenance of its legal existence, together with activities reasonably related thereto, (C) the performance of its obligations in connection with the Merger Agreement and the other agreements contemplated thereby and in the Financing Documents and the Additional Credit Documents (subject to any limitations contained therein), (D) actions incidental to the consummation of the Merger and (E) activities incidental to its maintenance and continuance and to the foregoing activities (which shall include, without limitation (1) entering into and incurring obligations under any insurance contract and employment agreements and benefit plans for management or employees of the Borrower or any of its Subsidiaries, (2) incurring liabilities incidental to its existence, (3) entering into agreements with consultants, auditors and service providers to provide services to the Borrower or any of its Subsidiaries, (4) maintaining any Deposit Accounts, Securities Accounts and Lock-Up Accounts permitted or required pursuant to the Security Agreement, (5) entering into confidentiality and similar agreements for the Borrower or any of its Subsidiaries and (6) incurring Indebtedness in the form of Shareholder Funding); provided that (i) Shareholder Funding in the form of loans or indebtedness to the Pledgor shall only be permitted to be incurred on or prior to the Financial Closing Date and (ii) notwithstanding any other provision of clauses (A) through (E) to the contrary, Indebtedness other than Shareholder Funding or referred to in clause (2) of the preceding parenthetical shall not be permitted to be incurred by the Pledgor; or

(iii)           permit or consent to any amendment or modification of any of the provisions of the documentation governing or evidencing the Shareholder Funding, including, without limitation the Shareholder Loan Subordination Agreement (if applicable), without the consent of the Collateral Agent or unless such amendment is not adverse to the Required Voting Parties.

Section 8. Voting Rights; Dividends; Etc.  (a)  So long as no Event of Default shall have occurred and be continuing:

(i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose; provided, however, that the Pledgor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

(ii) The Pledgor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Financing Documents; provided, however, that any and all:

(A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

(B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

(iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of the Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall, upon notice to the Pledgor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii) All dividends, interest and other distributions that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 8(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

Section 9. Transfers and Other Liens; Additional Shares.  (a)  The Pledgor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of the Pledgor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Documents.

(b) The Pledgor agrees that it will (i) cause the Borrower not to issue any Equity Interests in addition to or in substitution for the Pledged Equity issued by the Borrower, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests issued to it.

Section 10. Collateral Agent Appointed Attorney-in-Fact.  The Pledgor hereby irrevocably appoints the Collateral Agent the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(b) to receive, indorse and collect any drafts or other instruments or documents, in connection with clause (a) above, and

(c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral.

Section 11. Collateral Agent May Perform.  If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may, as the Collateral Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 14.

Section 12. The Collateral Agent’s Duties.  (a)  The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral.  In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by the Pledgor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

Section 13. Remedies.  If any Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:  (i)  without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; and (ii) exercise any and all rights and remedies of the Pledgor under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, those set forth in Section 9-607 of the UCC.  The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 14) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in accordance with the Collateral Agency Agreement.

(c) All payments received by the Pledgor in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

Section 14. Indemnity and Expenses(a) .  The Pledgor agrees to indemnify, defend and save and hold harmless each Secured Party, and to pay the expenses of the Collateral Agent, in each case in connection with this Agreement as set forth in Sections 10.04 and 10.05 of the Credit Agreement as if such Sections were set forth in this Agreement mutatis mutandis and as if such Sections applied to the Pledgor instead of the Borrower.

Section 15. Amendments; Waivers; Etc.  No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (and the Pledgor in the case of an amendment or waiver), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Section 16. Notices, Etc.  All notices and other communications provided for hereunder shall be provided in accordance with the Collateral Agency Agreement.

Section 17. Continuing Security Interest; Assignments Under the Credit Documents.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full in cash of the Secured Obligations (other than contingent indemnity obligations not then due), termination of the Commitments and the termination or expiration of the Interest Hedging Agreements, (b) be binding upon the Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender or Additional Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) or the Additional Credit Documents, as the case may be, to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender or the Additional Secured Parties, as the case may be, herein or otherwise, in each case as provided in Section 10.07 of the Credit Agreement or the applicable provisions of the Additional Credit Documents, as applicable.

Section 18. Termination.  Upon the indefeasible payment in full in cash of the Secured Obligations (other than contingent indemnity obligations not then due), termination of the Commitments and the termination or expiration of the Interest Hedging Agreements, the security interest created by this Agreement shall terminate and all rights to the Collateral shall revert to the Pledgor, and the Collateral Agent shall (at the written request and sole cost and expense of the Pledgor) promptly cause to be transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Pledgor.  The Collateral Agent shall also (at the written request and sole cost and expense of the Pledgor) promptly execute and deliver to the Pledgor upon such termination such Uniform Commercial Code termination statements, and such other documentation as shall be reasonably requested by the Pledgor to effect the termination and release of the Liens on the Collateral.

Section 19. Security Interest Absolute.  The obligations of the Pledgor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Credit Documents, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement, irrespective of whether any action is brought against the Pledgor or any other Loan Party or whether the Pledgor or any other Loan Party is joined in any such action or actions.  All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of the Pledgor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and the Pledgor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Credit Document or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of any of the Credit Documents or any other amendment or waiver of or any consent to any departure from any Credit Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Financing Documents, the Additional Credit Documents or any other assets of any Loan Party or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (the Pledgor waiving any duty on the part of the Secured Parties to disclose such information);

(g) the failure of any other Person to execute this Agreement or any other Security Document, guaranty or agreement or the release or reduction of liability of the Pledgor or other grantor or surety with respect to the Secured Obligations; or

(h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, the Pledgor or any other Pledgor or a third party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

Section 20. Collateral Agency Agreement Controls.  Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent, for the benefit of the Secured Parties pursuant to this Agreement and any other Security Document and related agreements (including any control agreements executed pursuant to the requirements of this Agreement), and the exercise of any right or remedy by the Collateral Agent in respect of the Collateral are subject to the provisions of the Collateral Agency Agreement.  In the event of any conflict or inconsistency between the provisions of this Agreement, any other Security Documents and any such related document and the Collateral Agency Agreement, the provisions of the Collateral Agency Agreement shall govern and control.

Section 21. Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other means of electronic delivery shall be effective as delivery of an original executed counterpart of this Agreement.

Section 22. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Any legal action or proceeding arising under this Agreement or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, may be brought in the courts of the State of New York sitting in New York City or of the United States for the Southern District of such state, and by execution and delivery of this Agreement, the Pledgor consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts.  The Pledgor waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any Financing Document.

Section 23. Waiver of Right to Trial by Jury.  Each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising under this Agreement, any Credit Document or in any way connected with or related or incidental to its dealings with respect to this Agreement, any Credit Document or the transactions related thereto, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise; and each party to this Agreement hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that each party to this Agreement may file an original counterpart or a copy of this Section 22 with any court as written evidence of the consent of the signatories hereto to the waiver of its right to trial by jury.

Section 24. Original Schedules and Exhibits.  Each of the Schedules and Exhibits attached to the Pledge Agreement dated as of February 6, 2009 between the parties hereto, shall be deemed attached to, and form a part of, this Agreement without any amendment, modification or supplement.

[Signature pages follow]

PUGET EQUICO, LLC
By:	/s/ Donald E. Gaines
Name: Donald E. Gaines
Title: Vice President Finance & Treasurer

BARCLAYS BANK PLC, as Collateral Agent
By:	/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

EXHIBIT C

Form of Amended and Restated Security Agreement

EXECUTION COPY

AMENDED AND RESTATED BORROWER SECURITY AGREEMENT

Dated as of February 6, 2009

as amended and restated as of May 10, 2010

From

PUGET ENERGY INC.

as Borrower

to

BARCLAYS BANK PLC

as Collateral Agent

T A B L E  O F  C O N T E N T S

Section Page

Section 1. Grant of Security

Section 2. Security for Obligations

Section 3. Borrower Remain Liable

Section 4. Delivery and Control of Security Collateral

Section 5. Deposit Accounts

Section 6. Reserved

Section 7. Release of Amounts

Section 8. Representations and Warranties

Section 9. Further Assurances

Section 10. Reserved

Section 11. Reserved

Section 12. Post-Closing Changes; Collections on Assigned Agreements, Receivables and Related Contracts

Section 13. As to Intellectual Property Collateral

Section 14. Voting Rights; Dividends; Etc.

Section 15. Reserved

Section 16. As to Letter-of-Credit Rights

Section 17. Commercial Tort Claims

Section 18. Transfers and Other Liens; Additional Shares

Section 19. Collateral Agent Appointed Attorney in Fact

Section 20. Collateral Agent May Perform

Section 21. The Collateral Agent’s Duties

Section 22. Remedies

Section 23. Indemnity and Expenses

Section 24. Amendments; Waivers; Additional Borrower; Etc.

Section 25. Notices, Etc.

Section 26. Continuing Security Interest; Assignments under the Credit Agreement

Section 27. Termination

Section 28. Collateral Agency Agreement Controls

Section 29. Execution in Counterparts

Section 30. Governing Law

Section 31. Waiver of Right to Trial by Jury

Schedules

Schedule I	- Investment Property
Schedule II	- Pledged Deposit Accounts
Schedule III	- Assigned Agreements
Schedule IV	- Intellectual Property
Schedule V	- Commercial Tort Claims
Schedule VI	- Location, Chief Executive Office, Type of Organization, Jurisdiction of
- Organization and Organizational Identification Number
Schedule VII	- Changes in Name, Location, Etc.
Schedule VIII	- Letters of Credit

Exhibits

Exhibit A	- Form of Withdrawal Certificate

AMENDED AND RESTATED BORROWER SECURITY AGREEMENT

AMENDED AND RESTATED BORROWER SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of February 6, 2009, as amended and restated as of May 10, 2010 made by Puget Energy Inc., a Washington corporation (successor in interest by merger to Puget Merger Sub Inc.) (the “Company”) to Barclays Bank PLC, as collateral agent (together with any successor collateral agent appointed pursuant to the Collateral Agency Agreement referred to below, the “Collateral Agent”) for the Secured Parties.

PRELIMINARY STATEMENTS.

(1) Puget Merger Sub Inc. (“Merger Sub”) entered into a Credit Agreement dated as of May 16, 2008 (said agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the Lenders and the other parties thereto.

(2) Upon the consummation of the Merger, the Company assumed, pursuant to the Assumption Agreement, all of the obligations of the Merger Sub under the Credit Agreement, this Agreement and all of the other Financing Documents to which the Merger Sub was a party, and is the owner of the shares of stock or other Equity Interests (the “Initial Pledged Equity”) set forth opposite the Borrower’s name on and as otherwise described in Part I of Schedule I hereto and issued by Puget Sound Energy, Inc. (“PSE”).  The Merger Sub (prior to the Effective Time) and the Company (upon and after the Effective Time) are referred to herein as the “Borrower”.

(3) The Borrower may from time to time after the date hereof issue or enter into one or more notes, indentures, promissory notes, credit agreements or such other Additional Credit Documents to the extent permitted under the Credit Documents, the obligations under which may be secured by a first priority lien on the Collateral.

(4) The Borrower is the owner of the deposit accounts (the “Pledged Deposit Accounts”) set forth opposite its name on Schedule II hereto.

(5) The Borrower is the owner of Account No. 110789 (the “Lock-Up Account”), with The Bank of New York Mellon at its office at 101 Barclay Street, Floor 8W, New York, NY 10286, Attention: Corporate Finance Group.

(6) It is a condition precedent to the making of Loans by the Lenders under the Credit Agreement, the entry into Interest Hedging Agreements by the Interest Rate Hedge Banks that the Borrower shall have granted the to the Collateral Agent, for the ratable benefit of the Secured Parties, the security interest contemplated by this Agreement, and the Borrower desires to secure indebtedness under the Additional Credit Documents in order to induce the providers of such indebtedness to execute the Additional Credit Documents.  The Borrower will derive substantial direct and indirect benefit from the transactions contemplated by the Financing Documents and the Additional Credit Documents.

(7)  Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in that certain Amended and Restated Collateral Agency Agreement, dated as of May 10, 2010, among the Borrower, the Collateral Agent, the Facility Agent, in its capacity as representative for the Lenders, and each other Authorized Representative from time to time party thereto (as the same may be amended, restated or supplemented from time to time, the “Collateral Agency Agreement”).  Further, unless otherwise defined in this Agreement, in the Credit Agreement or in the Collateral Agency Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.  The term “Withdrawal Certificate” shall mean a certificate substantially in the form of Exhibit A, and the term “Withdrawal Date” shall mean any date on which a withdrawal is to be made from the Lock-Up Account.

(8) “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans under the Credit Agreement, to induce the Interest Rate Hedge Banks to enter into Interest Hedging Agreements from time to time and to induce the Additional Secured Parties to extend credit under the Additional Credit Documents from time to time, the Borrower hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

Section 1. Grant of Security.  The Borrower hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Borrower’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the Borrower, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC (any and all such property being the “Equipment”);

(b) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Borrower has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by the Borrower, and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC (any and all such property being the “Inventory”);

(c) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e), (f) or (g) below, being the “Receivables,” and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);

(d) the following (the “Security Collateral”):

(i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all warrants, rights or options issued thereon or with respect thereto;

(ii) all additional shares of stock and other Equity Interests in PSE from time to time acquired by the Borrower in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto;

(iii) all indebtedness from time to time owed to the Borrower (such indebtedness being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(iv) the Lock-Up Account, all security entitlements with respect to all financial assets from time to time credited to the Lock-Up Account, and all financial assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such security entitlements or financial assets and all warrants, rights or options issued thereon or with respect thereto; and

(v) all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which the Borrower has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto;

(e) each of the agreements listed on Schedule III hereto and each Interest Hedging Agreement to which the Borrower is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Borrower for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of the Borrower to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the “Agreement Collateral”);

(f) the following (collectively, the “Account Collateral”):

(i) the Pledged Deposit Accounts, other deposit accounts and all funds from time to time credited thereto, and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Deposit Accounts;

(ii) all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Borrower in substitution for or in addition to any or all of the then existing Account Collateral; and

(iii) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

(g) the following (collectively, the “Intellectual Property Collateral”):

(i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto (“Patents”);

(ii) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby (“Trademarks”);

(iii) all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);

(iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);

(v) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works (in each case, subject to the exclusion for intent to use applications set forth in clause (ii) above);

(vi) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in Schedule IV hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof (in each case, subject to the exclusion for intent to use applications set forth in clause (ii) above);

(vii) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Borrower accruing thereunder or pertaining thereto;

(viii) all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which the Borrower, now or hereafter, is a party or a beneficiary, including, without limitation, the agreements set forth in Schedule IV hereto; and

(ix) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

(h) the commercial tort claims described in Schedule V hereto (together with any commercial tort claims as to which the Borrower have complied with the requirements of Section 17);

(i) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of the Borrower pertaining to any of the Collateral; and

(j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 1) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash.

Provided, however, that in no event shall Collateral (or any of the sub-categories of Collateral defined above) include: (a) any lease, license, contract or agreement to which the Borrower is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation applicable to the Borrower, or (ii) a term, provision or condition of any such lease, license, contract, property right or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity; provided further that in no event shall the Security Collateral be excluded by the first proviso in this paragraph, or (b) in any of the outstanding capital stock of (i) a Controlled Foreign Corporation (within the meaning of Section 957 of the Internal Revenue Code of 1986, as amended) in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote and (ii) any subsidiary of any such Controlled Foreign Corporation.

Section 2. Security for Obligations.  This Agreement secures, in the case of the Borrower, the payment of all Secured Obligations of the Borrower.  Without limiting the generality of the foregoing, this Agreement secures, as to the Borrower, the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Borrower to any Secured Party under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

Section 3. Borrower Remain Liable.  Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Borrower’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Financing Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Delivery and Control of Security Collateral.  (a) All certificated securities or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.  The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b) With respect to the Lock-Up Account and any Security Collateral that constitutes a security entitlement as to which the financial institution acting as Collateral Agent hereunder is not the securities intermediary, the Borrower will cause the securities intermediary with respect to such Account or security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder thereof or (ii) to agree with the Borrower and the Collateral Agent that such securities intermediary will comply with entitlement orders originated by the Collateral Agent without further consent of the Borrower, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent (a “Securities Account Control Agreement” or “Securities/Deposit Account Control Agreement,” respectively)

(c) With respect to any Security Collateral that constitutes an uncertificated security, the Borrower will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree with the Borrower and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of the Borrower, such agreement to be in form and substance satisfactory to the Collateral Agent (such agreement being an “Uncertificated Security Control Agreement”).

(d) The Collateral Agent shall have the right at any time to convert Security Collateral consisting of financial assets credited to the Securities Account to Security Collateral consisting of financial assets held directly by the Collateral Agent, and to convert Security Collateral consisting of financial assets held directly by the Collateral Agent to Security Collateral consisting of financial assets credited to the Lock-Up Account.

(e) The balance from time to time in the Lock-Up Account shall constitute part of the Collateral of the Lenders hereunder and, except as otherwise provided herein, shall not constitute payment of the Credit Agreement Obligations until the occurrence of a Cash Sweep Date, whereupon a portion of such amounts standing to the credit of the Lock-Up Account shall be applied as provided in Section 2.03(b)(i)(B) of the Credit Agreement.

Section 5. Deposit Accounts.  So long as any Secured Obligation shall remain unpaid, any Interest Hedging Agreement shall be in effect or any Lender shall have any Commitment:

(a) The Borrower will maintain deposit accounts only with the financial institution acting as Collateral Agent hereunder or with a bank (a “Pledged Account Bank”) that has agreed with the Borrower and the Collateral Agent to comply with instructions originated by the Collateral Agent directing the disposition of funds in such deposit account without the further consent of the Borrower, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent (a “Deposit Account Control Agreement”); provided, however, this Section 5(a) shall not apply to deposit accounts (i) with an aggregate balance of no more than $250,000 at any time or (ii) operated solely as a payroll account.

(b) The Borrower agrees to terminate any or all Pledged Deposit Accounts and related Deposit Account Control Agreements upon request by the Collateral Agent.

(c) The Collateral Agent may, at any time and without notice to, or consent from, the Borrower, transfer, or direct the transfer of, funds from the Pledged Deposit Accounts to satisfy the Borrower’s obligations under the Financing Documents if an Event of Default shall have occurred and be continuing. In the event that such a transfer shall take place, the Collateral Agent agrees to provide notice to the Borrower thereafter as required by law, provided that the failure to provide such notice shall not result in any liability under this Agreement.

Section 6. Reserved.

Section 7. Release of Amounts.  (a)  So long as no Default under Section 8.01(a), (f) or (k) of the Credit Agreement or an Event of Default shall have occurred and be continuing, the Collateral Agent will pay and release, or direct the applicable Pledged Account Bank to pay and release, to the Borrower or at its order such amount, if any, as is then on deposit in the Pledged Deposit Accounts, in each case to the extent permitted to be released under the terms of the Credit Documents.

(b)  The following provisions shall apply to withdrawals from the Lock-Up Account:
(i)  Withdrawal Certificate.
(A)  Upon the conclusion of a Lock-Up Period, the Borrower shall be entitled to withdraw monies from the Lock-Up Account by delivering to the Collateral Agent a Withdrawal Certificate signed by the Borrower.

(B)  The Borrower shall not be entitled to request any withdrawal from the Lock-Up Account during the Lock-Up Period except withdrawals permitted pursuant to Section 7.05(d) of the Credit Agreement.  Any Withdrawal Certificate provided to the Collateral Agent by the Borrower during a Lock-Up Period shall be accompanied by a certification of an Authorized Officer of the Borrower in accordance with clause (C) below, (including a certification with respect to the Distributable Cash balance, if applicable); and

(C)  No later than three Business Days prior to the Withdrawal Date, the Borrower shall deliver to the Facility Agent, each other Authorized Representative and the Collateral Agent, for purposes of any withdrawal, a Withdrawal Certificate signed by an Authorized Officer of the Borrower specifying:

(i)	the amount requested to be withdrawn from the Lock-Up Account;
(ii) the relevant Withdrawal Date on which such withdrawal is to be made;

(iii) the purpose for which the amount so withdrawn is to be used;

(iv) for any withdrawal under clause (A) above, that the Borrower is not and will not be, after giving effect to such withdrawal in Default and, no Default or Event of Default may reasonably be expected to occur as a result of such withdrawal or the application of the withdrawn amounts in the manner contemplated by such Withdrawal Certificate; and

(v) a certificate with respect to the Distributable Cash Balance on the date of the Withdrawal Certificate.

(ii)  Agents’ Review of Certificates; Delivery to Collateral Agent.
(A)  In the event that prior to the relevant Withdrawal Date, the Facility Agent shall reasonably determine that a Withdrawal Certificate is inconsistent with or otherwise fails to satisfy the provisions of this Agreement and the other Financing Documents, the Facility Agent shall notify the Collateral Agent and the Borrower in writing promptly but in no case later than the third Business Day following the Facility Agent’s receipt of such Withdrawal Certificate and may either (A) return such Withdrawal Certificate to the Borrower with its determinations noted thereon; or (B) in consultation with the Borrower, make such corrections as it reasonably deems necessary to satisfy the requirements of this Agreement.  The Facility Agent and the Borrower will endeavor to agree and complete the final form Withdrawal Certificate and deliver such certificate to the Collateral Agent, no later than the Business Day prior to the Withdrawal Date to which such certificate relates.

(B)  The Facility Agent and the Collateral Agent shall countersign any accepted Withdrawal Certificate (which acceptance or counter-signature shall not be unreasonably withheld, conditioned or delayed), and the Collateral Agent shall implement such Withdrawal Certificate in accordance with Section 7(b)(iii).

                              (iii)  Implementation of Withdrawal.  Except as otherwise provided in this Agreement, following receipt of an executed Withdrawal Certificate, the Collateral Agent shall pay or transfer the amount(s) specified in such Withdrawal Certificate by requesting that the Account Bank initiate such payment or transfer not later than 12:00 Noon (New York City time) on the Withdrawal Date set out in such Withdrawal Certificate for such payment or transfer (or if such certificate is not received by the Collateral Agent at least one Business Day prior to such Withdrawal Date, by 12:00 Noon (New York City time) on the next succeeding Business Day following delivery of such Withdrawal Certificate to the Collateral Agent).

Section 8. Representations and Warranties.  The Borrower represents and warrants as follows as of the date hereof:

(a) The Borrower’s exact legal name, type of organization, jurisdiction of organization and organizational identification number is set forth in Schedule VI hereto.  The Borrower has no trade names other than as listed on Schedule VI hereto.  Within the five years preceding the date hereof, the Borrower has not changed its name, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule VI hereto except as set forth in Schedule VII hereto.

(b) The Borrower is the legal and beneficial owner of the Collateral granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement.  No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing the Borrower or any trade name of the Borrower as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Financing Documents.

(c) The Borrower has no material Equipment or Inventory.

(d) None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument in excess of $250,000 that has not been delivered to the Collateral Agent.

(e) PSE, as an issuer of Security Collateral, has received notice of the security interest granted hereunder.

(f) The Pledged Equity pledged by the Borrower hereunder has been duly authorized and validly issued and is fully paid and non assessable.  The Pledged Debt pledged by the Borrower hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which promissory notes have been delivered to the Collateral Agent) and is not in default.

(g) The Initial Pledged Equity pledged by the Borrower constitutes 100% of the issued and outstanding Equity Interests of PSE.

(h) The Borrower has no investment property, other than the investment property listed on Schedule I hereto and additional investment property as to which the Borrower has complied with the requirements of Section 4.

(i) The Assigned Agreements to which the Borrower is a party, true and complete copies of which (other than the Interest Hedging Agreements) have been furnished to the Collateral Agent, have been duly authorized, executed and delivered by all parties thereto, have not been amended, amended and restated, supplemented or otherwise modified, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. The Borrower is not in default and, to the Borrower’s knowledge, there exists no default under any Assigned Agreement to which the Borrower is a party by any other party thereto.

(j) The Borrower has no deposit accounts, other than the Pledged Deposit Accounts listed on Schedule II hereto and additional Pledged Deposit Accounts as to which the Borrower has complied with the applicable requirements of Section 5.

(k) The Borrower is not a beneficiary or assignee under any letter of credit, other than the letter of credit described in Schedule VIII hereto and additional letters of credit as to which the Borrower has complied with the requirements of Section 16.

(l) This Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid security interest in the Collateral granted by the Borrower, securing the payment of the Secured Obligations; all actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-106 and 9-107 of the UCC have been taken (other than deposit accounts described in Section 5(a)) and upon the filing with the Washington Department of Licensing of an appropriate UCC financing statement naming the Borrower as debtor and the Collateral Agent as secured party and describing the collateral as “all assets” the security interest of the Collateral Agent in all collateral that can be perfected by the filing of a UCC financing statement will be taken and such security interest will be perfected and will be first priority, subject to no other Liens other than Permitted Collateral Liens.

(m) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Borrower of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by the Borrower, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 13(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, and the actions described in Section 4 with respect to the Security Collateral, which actions have been taken and are in full force and effect, or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally or as may be required in connection with the disposition of any portion of the Collateral under Section 203 of the Federal Power Act or chapter 80.12 of the Revised Code of Washington.

(n) The Borrower has no material Intellectual Property Collateral.

(o) The Borrower has no commercial tort claims other than those listed in Schedule V hereto and additional commercial tort claims as to which the Borrower has complied with the requirements of Section 17.

Section 9. Further Assurances.  (a)  The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by the Borrower hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of the Borrower; provided, however, that in no event shall the Borrower be required to cause the notation of any security interest on any certificate of title.

(b) The Borrower hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of the Borrower, regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement.  A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law.  The Borrower ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c) The Borrower will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of the Borrower and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

Section 10. Reserved.

Section 11. Reserved.

Section 12. Post-Closing Changes; Collections on Assigned Agreements, Receivables and Related Contracts.  (a)  The Borrower will not change its name, type of organization, jurisdiction of organization or organizational identification number from those set forth in Section 8(a) of this Agreement (except in connection with the Merger) without first giving at least 20 days’ prior written notice to the Collateral Agent and taking all action reasonably required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement.  The Borrower will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the Collateral Agent to inspect and make abstracts from such records and other documents as set forth in Section 6.18 of the Credit Agreement and otherwise specified in the Additional Credit Documents.  If the Borrower does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

(b) Except as otherwise provided in this subsection (b), the Borrower will continue to collect, at its own expense, all amounts due or to become due the Borrower under the Assigned Agreements, Receivables and Related Contracts.  In connection with such collections, the Borrower may take such action as the Borrower or the Collateral Agent may deem necessary to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that, subject to the terms of the Collateral Agency Agreement, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to the Borrower of its intention to do so, to notify the Obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to the Borrower thereunder directly to the Collateral Agent and, upon such notification and at the expense of the Borrower, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth in Section 9-607 of the UCC.  After receipt by the Borrower of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by the Borrower in respect of the Assigned Agreements, Receivables and Related Contracts of the Borrower shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in an account secured for the benefit of the Collateral Agent on behalf of the Secured Parties and either (A) released to the Borrower on the terms set forth in Section 7 so long as no Default under Section 8.01(a), (f) or (k) of the Credit Agreement, any substantially similar Default under any Additional Credit Document or any Event of Default shall have occurred and be continuing or (B) if any such event shall have occurred and be continuing, applied as provided in Section 22(b) and (ii) the Borrower will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof or allow any credit or discount thereon.  The Borrower will not permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other Indebtedness or obligations of the Obligor thereof.

Section 13. As to Intellectual Property Collateral.  The Borrower agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(g), (a) the provisions of this Agreement shall automatically apply thereto and (b) the Borrower shall execute and deliver to the Collateral Agent any agreement, instrument or other document reasonably requested by the Collateral Agent to perfect the security interest in such Collateral.

Section 14. Voting Rights; Dividends; Etc.  (a)  So long as no Event of Default hall have occurred and be continuing:

(i) The Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of the Borrower or any part thereof for any purpose; provided however, that the Borrower will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

(ii) The Borrower shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of the Borrower if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Credit Documents; provided, however, that any and all

(A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

(B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus, and

(C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Borrower and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

(iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to the Borrower all such proxies and other instruments as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of the Borrower (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to the Borrower by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii) All dividends, interest and other distributions that are received by the Borrower contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

Section 15. Reserved

.

Section 16. As to Letter-of-Credit Rights.  (a)  The Borrower, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee.  The Borrower will promptly use commercially reasonable efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof pursuant to a consent in form and substance reasonably satisfactory to the Collateral Agent and deliver written evidence of such consent to the Collateral Agent.

(b)  Upon the occurrence of an Event of Default, the Borrower will, promptly upon request by the Collateral Agent, (i) notify (and the Borrower hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and (ii) with respect to any letters of credit that are transferable, arrange for the Collateral Agent to become the transferee beneficiary of letter of credit.

Section 17. Commercial Tort Claims.  The Borrower will promptly give notice to the Collateral Agent of any commercial tort claim that may arise after the date hereof and will immediately execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement.

Section 18. Transfers and Other Liens; Additional Shares.  (a)  The Borrower agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral other than as permitted under the terms of the Credit Documents, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of the Borrower except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Documents.

(b) The Borrower agrees that it will (i) cause PSE not to issue any Equity Interests in addition to or in substitution for the Pledged Equity issued by such issuer, except to the Borrower, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests issued to it.

Section 19. Collateral Agent Appointed Attorney in Fact.  The Borrower hereby irrevocably appoints the Collateral Agent the Borrower’s attorney in fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary to accomplish the purposes of this Agreement, including, without limitation:

(a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and

(c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

Section 20. Collateral Agent May Perform.  If the Borrower fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Borrower under Section 23.

Section 21. The Collateral Agent’s Duties.  (a)  The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral.  In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by the Borrower hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

Section 22. Remedies.  If any Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:  (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Borrower where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to the Borrower in respect of such occupation; and (iv) exercise any and all rights and remedies of the Borrower under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of the Borrower to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC.  The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior written notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 23) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in accordance with the Collateral Agency Agreement.

(c) All payments received by the Borrower under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

(d) The Collateral Agent may, without notice to the Borrower except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account of the Borrower.

(e) The Collateral Agent may send to each bank, securities intermediary or issuer party to any Deposit Account Control Agreement, Securities/Deposit Account Control Agreement, Securities Account Control Agreement or Uncertificated Security Control Agreement a “Notice of Exclusive Control” as defined in and under such Agreement.

Section 23. Indemnity and Expenses.  The Borrower agrees to indemnify, defend and save and hold harmless each Secured Party, and to pay the expenses of the Collateral Agent, in each case in connection with this Agreement, as set forth in Sections 10.04 and 10.05 of the Credit Agreement as if such sections were set forth in this Agreement mutatis mutandis.

Section 24. Amendments; Waivers; Additional Borrower; Etc.  No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (and the Borrower in the case of an amendment or waiver), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Section 25. Notices, Etc.  All notices and other communications provided for hereunder shall be provided in accordance with the Collateral Agency Agreement.

Section 26. Continuing Security Interest; Assignments under the Credit Documents.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full in cash of the Secured Obligations (other than any contingent indemnity obligations not then due), termination of the Commitments and the termination or expiration of the Interest Hedging Agreements, (b) be binding upon the Borrower, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender or Additional Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) or Additional Credit Document, as the case may be, to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender or Additional Secured Party, as the case may be, herein or otherwise, in each case as provided in Section 10.07 of the Credit Agreement or in the Additional Credit Documents, as applicable.

Section 27. Termination.  Upon the indefeasible payment in full in cash of the Secured Obligations (other than any contingent indemnity obligations not then due), termination of the Commitments and the termination or expiration of the Interest Hedging Agreements, the security interest created by this Agreement shall terminate and all rights to the Collateral shall revert to the Borrower, and the Collateral Agent shall (at the written request and sole cost and expense of the Borrower) promptly cause to be transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Borrower.  The Collateral Agent shall also (at the written request and sole cost and expense of the Borrower) promptly execute and deliver to the Borrower upon such termination such Uniform Commercial Code termination statements, and such other documentation as shall be reasonably requested by the Borrower to effect the termination and release of the Liens on the Collateral.

Section 28. Collateral Agency Agreement Controls.  Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent, for the benefit of the Secured Parties pursuant to this Agreement and any other Security Document and related agreements (including any control agreements executed pursuant to the requirements of this Agreement), and the exercise of any right or remedy by the Collateral Agent in respect of the Collateral are subject to the provisions of the Collateral Agency Agreement.  In the event of any conflict or inconsistency between the provisions of this Agreement, any other Security Documents and any such related document and the Collateral Agency Agreement, the provisions of the Collateral Agency Agreement shall govern and control.  Notwithstanding anything herein to the contrary, in accordance with the provisions of Sections 2.02(b), 2.05(b) and 4.05(c), the Lock-Up Account and any funds, cash, Securities Entitlements credited thereto and any proceeds thereof shall be held by the Collateral Agent solely for the benefit of the Lenders until all Credit Agreement Obligations shall have been indefeasibly paid in full in cash.

Section 29. Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other means of electronic delivery shall be effective as delivery of an original executed counterpart of this Agreement.

Section 30. Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Any legal action or proceeding arising under this Agreement or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, may be brought in the courts of the State of New York sitting in New York City or of the United States for the Southern District of such state, and by execution and delivery of this Agreement, the Borrower consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts.  The Borrower waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any Financing Document.

Section 31. Waiver of Right to Trial by Jury.  Each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising under this Agreement or in any way connected with or related or incidental to its dealings with respect to this Agreement, or the transactions related thereto, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise; and each party to this Agreement hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section 31 with any court as written evidence of the consent of the signatories hereto to the waiver of its right to trial by jury.

Section 32. Original Schedules and Exhibits.  Each of the Schedules and Exhibits attached to the Security Agreement, dated as of February 6, 2009 between the parties hereto, shall be deemed attached to, and form a part of, this Agreement without any amendment, modification or supplement.

[Signature pages to follow.]

PUGET EQUICO, LLC
By:	/s/ Donald E. Gaines
Name: Donald E. Gaines
Title: Vice President Finance & Treasurer

BARCLAYS BANK PLC, as Collateral Agent
By:	/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director